UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

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COUNTERPATH CORPORATION
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7X 1M3

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 20, 2018
2:00 P.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF COUNTERPATH CORPORATION:

     NOTICE IS HEREBY GIVEN that CounterPath Corporation (the “Company”), a Nevada corporation, will hold its annual meeting of stockholders (the “Meeting”) on September 20, 2018 at 2:00 p.m. (Vancouver time) at Suite 300 – 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3.

     The Meeting is being held for the following purposes:

1.

To elect Steven Bruk, Chris Cooper, Donovan Jones, Bruce Joyce, Owen Matthews, Terence Matthews and Larry Timlick, as the directors of the Company for a term expiring on the day of the 2019 Meeting of stockholders;

2.

To ratify the selection of BDO Canada LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the year ending April 30, 2019 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.	To approve, ratify and confirm certain amendments to the Employee Share Purchase Plan;

4.	To approve, ratify and confirm the increase in the number of shares issuable under the Company’s Amended 2010 Stock Option Plan by 200,000 shares;

5.	To approve, ratify and confirm the increase in the number of shares issuable under the Company’s Deferred Share Unit Plan by 200,000 shares; and

6.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on August 13, 2018 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At the Meeting, each share of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Meeting.

     Your attention is directed to the accompanying proxy statement and exhibits which summarize each item to be voted upon. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy in the enclosed envelope, or via the telephone or the Internet by following the instructions provided in the enclosed proxy card, as soon as possible. To be represented at the meeting, proxies must be submitted to the Company’s transfer agent, Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or by facsimile (toll free North American facsimile: 1-866-249-7775, international facsimile: 1-416-263-9524), or, if by telephone voting, at 1-866-732-8683, or, if by Internet voting, at https://www.investorvote.com, no later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or adjournment thereof.

     THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO

YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS
By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board
Dated: August 16, 2018

COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7X 1M3

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

     The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the annual meeting of stockholders (the “Meeting”) to be held on September 20, 2018 at 2:00 p.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about August 14, 2018 to all holders of record of shares of our common stock (the “Common Stock”), being all of the stockholders entitled to vote at the Meeting. The Meeting will be held at Suite 300 – 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3.

Who Can Vote

     You are entitled to vote if you were a holder of record of shares of Common Stock as of the close of business on August 13, 2018 (the “Record Date”). Your shares of Common Stock can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

     Holders of record of shares of Common Stock at the close of business on August 13, 2018, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. On the Record Date, there were 5,940,715 shares of Common Stock issued and outstanding.

     In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 33 1 / 3 % of the shares entitled to vote, represented in person or by proxy, constitute a quorum at any meeting of stockholders.

Proxy Card and Revocation of Proxy

     Registered shareholders are entitled to vote at the Meeting. The persons named as proxy holders (the “Designated Persons”) in the enclosed form of proxy are directors and/or officers of our company.

     A shareholder has the right to appoint a person or corporation (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed form of proxy.

     To exercise this right, the shareholder may do so by inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the form of proxy.

     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope, or via the telephone or the Internet by following the instructions provided in the enclosed proxy card. To be represented at the meeting, proxies must be submitted to Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or by facsimile (North American toll-free facsimile: 1-866-249-7775, international facsimile: 1-416-263-9524), or, if by telephone voting, at 1-866-732-8683, or, if by Internet voting, at https://www.investorvote.com, no later than forty-eight (48) hours, excluding Saturday, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

     If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals were received by us on a timely basis, no such matters may be brought at the Meeting.

     Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or by facsimile (toll free North American facsimile: 1-866-249-7775, international facsimile: 1-416-263-9524), or by voting again on a later date via the telephone at 1-866-732-8683 or the Internet at https://www.investorvote.com (only your latest telephone or Internet proxy submitted prior to the Meeting will be counted) at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

     The persons named as proxy holders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the Designated Persons in the enclosed proxy card. The stockholder may exercise this right by inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

     The shares of Common Stock represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

     Holders of shares of Common Stock of record on the Record Date, are entitled to one (1) vote for each share of Common Stock on all matters to be voted upon at the Meeting. Holders of shares of Common Stock may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

     All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and votes withheld or abstained. Shares of Common Stock represented by proxies that reflect votes withheld or abstained as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.

     Shares of Common Stock represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

     We will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of Common Stock. We are soliciting proxies and such solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Advice to Beneficial Stockholders

     Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are “non-registered” shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP’s, RRIF’s, RESPs and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators and Regulation 14A promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), we will distribute copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

     Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

     In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

     At the Meeting, stockholders will be asked to consider five (5) proposals as follows: (1) the election of the Board; (2) the appointment of BDO Canada LLP, Chartered Professional Accountants, as our independent registered public accounting firm, and the authorization for the Board to fix the remuneration of BDO Canada LLP; (3) the approval of certain amendments to the Employee Share Purchase Plan, (4) the approval of the increase in the number of shares issuable under our Amended 2010 Stock Option Plan (the “Option Plan”); (5) and the approval of the increase in the number of shares issuable under our Deferred Share Unit Plan (the “DSUP”). A summary of these proposals is as follows:

Proposal 1.	Election of Directors.

The entire Board is elected annually by the stockholders at the Meeting. The Board has selected seven nominees based upon their ability and experience. The nominees consist of Steven Bruk, Chris Cooper, Donovan Jones, Bruce Joyce, Owen Matthews, Terence Matthews and Larry Timlick. All of the nominees are currently serving as directors of our company.

The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2.	Appointment of Independent Accountants.

     The Audit Committee has nominated BDO Canada LLP, Chartered Professional Accountants, to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2019. BDO Canada LLP provided audit and tax services for the fiscal years ended April 30, 2007 through April 30, 2018.

     Representatives of BDO Canada LLP will be present at the Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

     The Board recommends that you vote FOR approval of BDO Canada LLP as the independent registered public accounting firm for our company and for the authorization for the Board to fix the remuneration of BDO Canada LLP.

Proposal 3.	Approval of Amendments to Employee Share Purchase Plan.

     The Company currently has an employee share purchase plan that was approved by shareholders and adopted on October 1, 2008 and amended on November 6, 2008, October 22, 2009, September 10, 2015 and November 2, 2015 (the “ESPP”). The purpose of the ESPP is to give our employees access to an equity participation vehicle by way of an opportunity to purchase shares of Common Stock through payroll deductions and encourage them to use their combined efforts to improve our profits through increased sales, reduction of costs and increased efficiency. The ESPP expires on October 1, 2018.

     On July 23, 2018, subject to and effective upon receipt of all necessary regulatory and other approvals, the Board amended the ESPP to, among other things:

(i)	extend its expiry date to October 1, 2028;

(ii)	permit participants to contribute shares acquired pursuant to the ESPP to their tax-free savings accounts (TFSAs);

(iii)	increase the number of share of Common Stock reserved for issuance thereunder by 100,000;

(iv)	permit the plan administrator to contribute Matching Shares (as defined herein) to a participant’s account by (i) at its discretion, either:

a.

purchasing such shares from our company, at the purchase price equal to the volume weighted average trading price of our common shares on the NASDAQ or TSX (the “Exchange”) for the five trading days immediately preceding the end of the month in question; or

	b.	purchasing such shares through a stock broker on the open market through the facilities of the Exchange; and

(v)

change the default procedure for distribution of a participant’s shares in the event of a termination of service where the participant has not provided instructions for how to distribute shares held in its account (collectively, the “ESPP Amendments”).

     The ESPP Amendments will become effective upon the later of (i) the date of the approval by our stockholders and (ii) the date of the approval by the Toronto Stock Exchange.

     The Board recommends that you vote FOR the approval, ratification and confirmation of the ESPP Amendments, subject to receipt of approval from the Exchange.

Proposal 4.	Increase in the Number of Shares of Common Stock Issuable under the Option Plan.

     On September 27, 2010, our stockholders ratified the consolidation of the 2004 Stock Option Plan and the Amended and Restated 2005 Stock Option Plan into one plan referred to as the “2010 Stock Option Plan” (later renamed as “Amended 2010 Stock Option Plan”) for our employees, directors, officers and consultants of our company and our subsidiaries. Under the Option Plan, eligible employees, consultants, and such other persons, other than directors subject to tax in the United States who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the Option Plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the Option Plan, who are subject to tax in the United States, may receive “incentive stock options,” and stock options granted to non-United States residents may receive awards of “options.” The purpose of the Option Plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. The total number of shares of our common stock issuable under the Option Plan since inception is 986,000, representing approximately 16.6% of the issued and outstanding shares of our common stock. As of August 13, 2018, there were 631,651 stock options issued and outstanding, representing 10.6% of the issued and outstanding shares of our Common Stock on that date. 54,427 additional shares of Common Stock, representing 0.9% of the currently issued and outstanding shares of Common Stock, are available for issuance under the Option Plan. On July 23, 2018, the Board approved an increase in the number of shares issuable under the Option Plan by 200,000 shares, representing approximately 3.4% of the issued and outstanding shares of our common stock, subject to and effective upon receipt of all necessary regulatory and other approvals.

     The Board recommends that you vote FOR the approval, ratification and confirmation of the increase in the number of shares of Common Stock issuable under the Option Plan by 200,000 shares.

Proposal 5.	Increase in the Number of Shares of Common Stock Issuable under the DSUP

     On July 23, 2009, the Board approved the DSUP which was approved by our stockholders on October 22, 2009. The purpose of the DSUP is to give our non-employee directors, senior employees and other eligible participants the opportunity to acquire deferred share units (each, a “DSU”) in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, senior employees and shareholders. A recipient of a DSU is entitled to receive an issuance from treasury of our company that number of shares of Common Stock required to settle the value of the DSUs (less applicable withholding taxes). Currently, 700,000 shares have been reserved for issuance under the DSUP, representing approximately 11.8% of the issued and outstanding shares of our common stock. On July 23, 2018, the Board approved an increase in the number of shares issuable under the DSUP by 200,000 shares, from 700,000 shares to 900,000 shares, representing approximately 3.4% of the issued and outstanding shares of our common stock, subject to and effective upon receipt of all necessary regulatory and other approvals.

     The Board recommends that you vote FOR the approval, ratification and confirmation of the increase in the number of shares reserved for issuance under the DSUP by 200,000 shares.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names, positions and ages of our executive officers, directors and persons nominated to become directors. All our directors serve until the next annual meeting of our stockholders or until their successors are elected and qualify. Our Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of our Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Donovan Jones(1) British Columbia, Canada	President, Chief Executive Officer, Director	49	April 24, 2006
David Karp British Columbia, Canada	Chief Financial Officer, Treasurer, Corporate Secretary	53	September 7, 2006
Todd Carothers Illinois, U.S.A.	Executive Vice President, Sales and Marketing	48	May 4, 2016
Terence Matthews Ontario, Canada	Chairman of the Board, Director	75	August 2, 2007
Owen Matthews(2) British Columbia, Canada	Vice-Chairman of the Board, Director	46	August 2, 2007
Chris Cooper(2)(3) British Columbia, Canada	Director	48	August 17, 2005
Bruce Joyce(3) Ontario, Canada	Director	70	September 10, 2013
Larry Timlick(2)(3) British Columbia, Canada	Director	61	June 17, 2005
Steven Bruk British Columbia, Canada	Director	52	September 12, 2017

(1)	Appointed President and Chief Operating Officer on April 24, 2006, Director on June 1, 2007 and President and Chief Executive Officer on April 30, 2008.
(2)	Member of our Compensation Committee.
(3)	Member of our Audit Committee.

PROPOSAL 1
NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

     Our bylaws provide for a board of directors of between one and ten directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected at each Meeting, continuing in office until the next annual meeting of stockholders and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of seven directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

     During fiscal 2018, the Board had four formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

     We have not adopted a formal policy with respect to the members of our Board attending our Meeting. There were four members of the Board who attended last year’s annual meeting of stockholders.

Nominees for Election

     The entire board of directors is elected annually by the stockholders at the annual meeting of stockholders. The Board has selected seven nominees based upon their ability and experience. The nominees consist of Steven Bruk, Chris Cooper, Donovan Jones, Bruce Joyce, Owen Matthews, Terence Matthews and Larry Timlick. All of the nominees are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

     Set forth below is biographical information for each person nominated for election to the Board.

Donovan Jones

     Mr. Jones has been our President and Chief Executive Officer since April 30, 2008 and was President and Chief Operating Officer since April 2006. Between May 2005 and April 2006, he was our company’s Vice President of Sales. Prior to this, from February 2005 to May 2005, Mr. Jones was with a boutique investment banking firm, where he was responsible for sourcing and executing transactions for mid-market private companies. From May 1996 to October 2004, with TELUS Communications, Canada’s second largest telecommunications company, Mr. Jones held increasingly senior positions in corporate development and client solutions, which had him involved in planning and executing a series of merger, acquisition and divestiture activities in the telecommunications, application development and data network integration space and responsibility for a business unit focused on the selling, implementing and management of enterprise voice, data and IP infrastructure. Mr. Jones is a director of the British Columbia Technology Industry Association. Mr. Jones holds a Masters in Business Administration from the University of Calgary and an Economics degree from the University of Alberta. Our Board has determined that Mr. Jones should serve on the Board as a director and as the President and Chief Executive Officer of our company based on his combined academic and career experience, as well as his extensive experience in senior positions within our company and the telecommunications industry.

Terence Matthews

     Sir Terence Matthews is our Chairman of the Board and has been a director of our company since August 2, 2007. Mr. Matthews is the founder and Chairman of Wesley Clover International Corporation, an investment vehicle and holding company. Mr. Matthews has either founded or funded over 100 companies since 1972 including Newbridge Networks Corporation, a company he founded in 1986 and which became a leader in the worldwide data networking industry. When France-based Alcatel acquired Newbridge Networks Corporation in May 2000, the company employed more than 6,500 employees and recorded fiscal year 1999 revenue of $1.8 billion. In 1972, before launching Newbridge Networks Corporation, Mr. Matthews co-founded Mitel Networks Corporation, a world leader in the design and manufacture of enterprise communications solutions. Wesley Clover has interests in a broad range of next-generation technology companies, real estate, hotels and resorts. Mr. Matthews is also Chairman of a number of private and publicly traded companies including Mitel Networks Corporation and Solace Systems, Inc. and sits as a director on the boards of several others. Mr. Matthews holds an honours degree in electronics from the University of Wales and is a Fellow of the Institute of Electrical Engineers and of the Royal Academy of Engineering. He has been awarded honorary doctorates by several universities, including the University of Wales and Carleton University in Ottawa. In 1994, he was appointed an Officer of the Order of the British Empire, and in the 2001 Queen's Birthday Honours, he was awarded a Knighthood. In 2011, he was appointed Patron of the Cancer Stem Cell Research Institute at Cardiff University. Our Board has determined that Mr. Matthews should serve on the Board as a director of our company and as the Chairman of the Board based on his career in founding and developing companies specific to the advancement of the telecommunications industry, as well as his extensive network in the telecommunications and technology industry.

Owen Matthews

     Mr. Matthews is our Vice-Chairman of the Board and has been a director of our company since August 2, 2007. Mr. Matthews also currently serves as the Executive Vice-President of Wesley Clover International Corporation, an investment vehicle and holding company. Between October 1998 and August 2, 2007, Mr. Matthews was Chief Executive Officer of NewHeights Software Inc. In this capacity, Mr. Matthews was responsible for NewHeights’ overall corporate growth and ensuring that the company delivered industry leading personal communications management solutions. Mr. Matthews was active in driving the NewHeights’ sales process, both domestically and internationally, and regularly engaged in technology strategy sessions with carriers, customer-premise equipment vendors and PC equipment manufacturers. In 1998, Mr. Matthews co-founded NewHeights in response to the emerging shift towards the development of commercial IP Telephony systems. Foreseeing the widespread adoption of IP PBXs and hosted IP Centrex, Mr. Matthews launched NewHeights to develop an intuitive, next-generation software client that would bring together the power of both the telephony and data networks in an intuitive graphic interface. Our Board has determined Mr. Matthews should serve on the Board as a director of our company and the Vice-Chairman of the Board given that Mr. Matthews has been extensively involved in operating and investing in telecommunications companies for over a decade. Mr. Matthew’s business and technology acumen was in part seasoned under various Matthews’ business holdings, including NewBridge Networks Corporation and Wesley Clover International Corporation and its portfolio of technology corporations.

Steven Bruk

     Mr. Bruk has been a director of our company since September 12, 2017 and is a founding shareholder of our company. Mr. Bruk is Managing Director of KMB Trac Two Holdings Ltd. (“KMB”), an entity which holds investments in a wide variety of industries such as construction, real estate and technology, including Finning International Inc., Canlan Ice Sports Corp., Morgan Creek Golf Course and Development and Freshtap Logistics Inc. Mr. Bruk is a board member and a founding shareholder of Freshtap Logistics Inc., the parent company of DirectTap, a liquor distribution company with facilities across the province of British Columbia representing 75 craft brewers, 100 wineries and 10 distillers. KMB’s parent company, Bartrac Holdings Ltd., is a founding shareholder of Finning International Inc. and Whistler Mountain Ski Corp. Our Board has determined that Mr. Bruk should serve on the Board as director of our company based on his extensive career in investing in and advising companies.

Chris Cooper

     Mr. Cooper has been a director of our company since August 17, 2005. Mr. Cooper has 17 years of experience in management and finance in the oil and gas industry starting several junior issuers. Over the past several years, Mr. Cooper has successfully raised over $120 million primarily through brokered and non-brokered equity issues as well as debt financing. Currently, Mr. Cooper is the President, Chief Executive Officer and founder of Aroway Energy Inc., a junior oil and gas issuer. Mr. Cooper received his Bachelor of Business Administration from Hofstra University and his Master’s in Business Administration from Dowling College, both in New York State. Our Board has determined that Mr. Cooper should serve on the Board as director of our company based on his extensive career in operating publicly traded companies and raising capital as well as his academic accreditations, including an MBA.

Bruce Joyce

     Mr. Joyce has been a director of our company since September 10, 2013 and is a senior advisor to boards on strategic, operational and corporate governance issues. His broad business expertise is based on over 30 years of public accounting experience serving large public sector organizations, global advanced technology and communications companies, and growth oriented private companies. He currently serves as chair of the audit committee of the Auditor General of Canada, and on the Board of ProntoForms Corporation, where he chairs the audit committee. He is on the Board and chairs the audit committee of Ross Video, a private global production technology company based in Ottawa. In September, 2017, Mr. Joyce joined the Board of Saegis, a subsidiary of the Canadian Medical Protective Association that offers specialized safety programs and services for physicians, healthcare professionals and institutions in Canada. Mr. Joyce also chairs the Audit Committee of Saegis. In October, 2016, Mr. Joyce joined the Board of Surrey City Development Corporation (SCDC) as a Director. SCDC is

wholly owned by the City of Surrey, British Columbia. SCDC was created to accelerate the growth of the City of Surrey through Strategic Real Estate Development. During the fall of 2015, Mr. Joyce was the Executive in Residence at the Schwartz School of Business at St. Francis Xavier University in Nova Scotia. From August 2010 to November 2011, Mr. Joyce was the Vice President of Leadership and Human Resources Research for the Conference Board of Canada. Prior to that, he spent 23 years with Deloitte where he was a senior partner in the National Capital Region office of Deloitte, serving as the Office Managing Partner for seven years and the leader of the Canadian Federal Government practice for five years. Mr. Joyce was the founding Chair of the National Capital chapter of the Institute of Corporate Directors. Mr. Joyce is a Fellow of the Chartered Professional Accountants of Ontario (Institute of Chartered Accountants of Ontario) and has a Bachelor of Commerce from Carleton University. He has also completed the Directors Education Program through the Institute of Corporate Directors, is Human Resources and Compensation Committee Certified through The Directors College and completed the Deloitte Competitive Readiness Program taught by the Kellogg School of Management and Columbia Business School. Mr. Joyce holds his ICD.D designation and has served on numerous boards. Our Board has determined that Mr. Joyce should serve on the Board as director of our company based on his extensive audit and business experience as well as his academic accreditations.

Larry Timlick

     Mr. Timlick has extensive knowledge of the enterprise and service provider markets with over 25 years of technical sales and management experience and has been a director of our company since June 17, 2005. He holds the office of President of Triplet Management a management consulting firm since November 2016. Prior to this, Mr. Timlick was Regional Sales Leader - Western Canada at Avaya Inc. since September 2014. Prior to this, Mr. Timlick was Regional Sales Leader - Western Canada for Arista Networks, a provider of cloud networking solutions for large data center and computing environments since November, 2011. Mr. Timlick acted as interim President of our company from June 2005 to August 2005. From 1991 to 2004, Mr. Timlick was with Cisco Systems Canada. While with Cisco Systems Canada, Mr. Timlick was responsible for developing a sales region for TELUS, a major telecommunications carrier in Canada, which was named Region of the Year, Americas International in FY 2004. Mr. Timlick was recognized for the following achievements at Cisco Systems including: Top Americas International Performer – Regional Manager FY 2000; Highest Regional Percentage of Goal – Americas International FY 2000; Top Canadian Regional Performance FY 2001 – Western Region Service Providers; and Top Customer Satisfaction Americas International FY 2002. As the first Cisco Systems employee in Western Canada, Mr. Timlick expanded the business and opened offices in Vancouver, Calgary, Edmonton, Regina and Winnipeg. Mr. Timlick has also held management positions with AT&T Canada and Telex/Tulsa Computer Products. Mr. Timlick is also a director of Para Resources Inc., Glance Technologies Inc. and Legion Metals Corp. Our Board has determined that Mr. Timlick should serve on the Board as a director of our company based on his extensive knowledge of enterprise and service provider markets, as well as his experience in the network equipment provider industry including Cisco Systems, Arista and Avaya.

Executive Officers

     Set forth below is biographical information for each executive officer of our company who is not being nominated for election to the Board.

David Karp

     Mr. Karp has been our Chief Financial Officer since September 7, 2006. Mr. Karp became Treasurer and Corporate Secretary on November 3, 2006. From May 2004 to August 2006, Mr. Karp was Chief Financial Officer of Chemokine Therapeutics Corp., where he led the company’s initial public offering and listing on the Toronto Stock Exchange (the “TSX”). From February 2002 to May 2004, Mr. Karp was Chief Financial Officer of Neuro Discovery Inc., a Vancouver based, publicly traded investment management company focused on biotechnology investing. Mr. Karp assisted in raising capital and making private investments in early stage biotechnology companies in addition to having overall responsibility for all treasury, reporting and control functions. From August 1997 to September 2001, Mr. Karp was Vice President, Investment Banking for BMO Nesbitt Burns in Vancouver. His experience includes raising capital and managing a number of merger, acquisition and restructuring assignments for public and private companies in a variety of industries. Mr. Karp holds a Bachelor of Science degree in Mechanical Engineering from the University of Waterloo in Ontario and a Master’s in Business Administration from the Ivey School of Business at the University of Western Ontario in London, Ontario. He is a Chartered Financial Analyst (CFA) charter holder and a Professional Engineer. Our Board has determined that Mr. Karp should serve as the Treasurer, Corporate Secretary and Chief Financial Officer of our company based on his combined academic and professional experience, including his previous chief financial officer positions held and his extensive capital markets experience.

Todd Carothers

     Mr. Carothers has been our Executive Vice President, Sales and Marketing since May 4, 2016. Since February 2008, Mr. Carothers held various positions with our company in marketing, product management and sales management. Mr. Carothers has over 20 years of experience in marketing, product management and sales management working with some of its largest enterprise, operator and channel partner customers including AT&T, Black & Decker, Cablevison Mexico, Comcast, FT/Orange, Hitachi, KDDI, NEC, Nokia, NTT, Prudential, Rogers, Verizon, Telefonica and Vodafone. Between November 2003 and October 2007, Mr. Carothers served as VP, Marketing and Business Development at BridgePort Networks. Prior to BridgePort Networks, Mr. Carothers held marketing, product management, business development and sales management positions at Malibu Networks, Adaptive Broadband (formerly California Microwave) and Sciforma Corporation. Mr. Carothers holds a Bachelor's of Science degree in Business Administration from California State University, Chico with a minor in Computer Technology.

Majority Voting Policy

     The Board has adopted a “majority voting policy” providing that in an uncontested election of directors (i.e., an election where the number of nominees for directors is equal to the number of directors to be elected), any nominee who receives a greater number of votes “withheld” than votes “for” will tender his or her resignation to the Chairman of the Board promptly following the relevant stockholders’ meeting. The Board will consider the offer of resignation and whether to accept it. In considering whether or not to accept resignation, the Board will consider all factors deemed relevant by its members. The Board will be expected to accept the resignation except in situations where considerations would warrant the applicable director continuing to serve on the Board. The Board will make its final decision and announce it in a press release within 90 days following the relevant stockholders’ meeting. A director who tenders his or her resignation pursuant to this policy will not participate in any meeting of the Board at which the resignation is considered.

     Where the Board accepts the resignation of a director, the Board may, subject to applicable laws and any previously-passed stockholder resolutions, exercise its discretion with respect to the resulting vacancy and may, without limitation, leave the vacancy unfilled until the next annual meeting of stockholders, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the stockholders, or call a special meeting of stockholders to elect a new nominee to fill the vacant position. If any director fails to tender his or her resignation as contemplated in the majority voting policy, the Board will not re-nominate that director at the next election.

Diversity and Inclusion

     The Board has not adopted a formal diversity policy at this time. The Board believes that director nomination and executive officer appointments should be made on the basis of business skills and experience – including industry and non-industry specific, experience, and integrity. The Board recognizes the benefits of diversity, but does not believe a quota is the right approach for the Board composition. In considering new hires and nominees to the Board, our company will continue to consider diversity in all its forms in a broader context, which the Board believes is in the best interest of stockholders. Currently, the Board is comprised of talented and dedicated directors whose backgrounds reflect the diverse nature of the business of our company. No Board seats or management positions are currently filled by women.

Family Relationships

     Except as set forth below, there are no family relationships among our directors or our executive officers.

     Owen Matthews, our Vice-Chairman of the Board, is the son of Terence Matthews, our Chairman of the Board.

Involvement in Certain Legal Proceedings.

     None of our directors, nominees and executive officers have been involved in any of the following events during the past 10 years:

1)

a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2)	such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3)

such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(a)

acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

	(b)	engaging in any type of business practice; or

	(c)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4)

such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above of this section, or to be associated with persons engaged in any such activity;

5)

such person was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the “SEC”) to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

6)

such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7)

such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	(a)	any Federal or State securities or commodities law or regulation; or

(b)

any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(c)	any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8)

such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Legal Proceedings

     We are not involved as a plaintiff in any material proceeding or pending litigation where such claims or action involves damages for a value of more than 10% of our current assets as of April 30, 2018, or any material proceedings in which any of our company's directors, officers, or affiliates, or any registered or beneficial stockholders of more than 5% of any class of our voting securities, or any associate of such person, is an adverse party or has a material interest adverse to our company or any of our subsidiaries. In addition, we do not know of any such proceedings contemplated by any governmental authorities.

Corporate Cease Trade Orders

     To the best of our company’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied that person or company access to any exemption under securities legislation for a period of more than 30 consecutive days, or (ii) was subject to an event that resulted, after the director or officer ceased to be a director or officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, other than the following:

     Chris Cooper was formerly a director of Copacabana Capital Limited, a financial services company incorporated under the laws of and managed in Bermuda. The British Columbia Securities Commission issued an order on May 9, 2006 and the Alberta Securities Commission issued an order on September 13, 2006 that Copacabana Capital Limited be cease traded due to failure to file certain financial information. Copacabana Capital Limited remains under the cease trade orders as at the date of this proxy statement.

     Chris Cooper is also the President and Chief Executive Officer of Reparo Energy Partners Corp., formerly Northern Sun Exploration Company Inc., a company traded on the TSX-V. On December 23, 2008, trading in the common shares of Northern Sun was halted for failure to maintain a transfer agent but trading of common shares on the TSX-V resumed on December 23, 2008. The British Columbia Securities Commission issued an order on March 11, 2009 and the Alberta Securities Commission issued an order on March 6, 2009 that Northern Sun be cease traded due to failure to file certain financial information and it remains under the cease trade orders as at the date of this proxy statement.

     Chris Cooper is also the President and Chief Executive Officer of Aroway Energy Inc., a company traded on the TSX-V. A cease trade order has been issued by the British Columbia Securities Commission on January 4, 2016 against Aroway Energy Inc. for failing to file its annual audited financial statements, interim financial report and related management’s discussion and analysis. Aroway Energy Inc. remains under the cease trade order as at the date of this proxy statement.

     Steven Bruk was formerly a director of Copacabana Capital Limited, a financial services company incorporated under the laws of the managed in Bermuda. The British Columbia Securities Commission issued an order on May 9, 2006 and the Alberta Securities Commission issued an order on September 13, 2006 that

Copacabana Capital Limited be cease traded due to failure to file certain financial information. Copacabana Capital Limited remains under the cease trade orders as at the date of this proxy statement.

     Steven Bruk was formerly a director and the Corporate Secretary for Reparo Energy Partners Corp., formerly Northern Sun Exploration Company Inc., a company traded on the TSX-V. On December 23, 2008, trading in the common shares of Northern Sun was halted for failure to maintain a transfer agent but trading of common shares on the TSX-V resumed on December 23, 2008. The British Columbia Securities Commission issued an order on March 11, 2009 and the Alberta Securities issued an order on March 6, 2009 that Northern Sun be cease traded due to failure to file certain financial information and it remains under the cease trade orders as at the date of this proxy statement.

     Steven Bruk was formerly a director of LGC Skyrota Wind Energy Corp., formerly Zenith Industries Corp., a company traded on the TSX-V. The British Columbia Securities Commission issued a cease trade order on February 9, 2011 for failure to file certain financial information. The company remains under the cease trade order as of the date of this proxy statement.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to elect directors.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.

TRANSACTIONS WITH RELATED PERSONS

     No director, nominee, executive officer, principal shareholder holding at least 5% of our shares of Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since May 1, 2016, the beginning of our last two fiscal years, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years other than the following:

     On December 15, 2016, our company issued an aggregate of 454,097 shares of common stock under a non-brokered private placement at a price of $2.05 per share for total gross proceeds of $930,899 less issuance costs of $32,207. In connection with this private placement, Kanata Research Park Corporation, a company controlled by Terrence Mathews, the Chairman of our company, purchased 198,000 shares, KMB, a company owned by Karen Bruk, the spouse of Steven Bruk, a director of our company, purchased 243,902 shares, and Donovan Jones, president, chief executive officer and a director of our company, purchased 12,195 shares.

     On July 20, 2017, our company issued an aggregate of 539,240 shares of common stock under a non-brokered private placement at a price of $2.20 per share for total gross proceeds of $1,186,328, less issuance costs of $19,832. In connection with this private placement, Wesley Clover International Corporation (previously known as Kanata Research Park Corporation), a company controlled by Terrence Mathews, the Chairman of our company, purchased 144,357 shares, KMB, a company owned by Karen Bruk, the spouse of Steven Bruk, a director of our company, purchased 180,446 shares, Donovan Jones, president, chief executive officer and a director of our company, purchased 11,368 shares, David Karp, chief financial officer of our company, purchased 4,511 shares, and Todd Carothers, Executive Vice President, Sales and Marketing of our company, purchased 4,545 shares.

     On January 24, 2018, our company issued an aggregate of 427,500 shares of common stock under a non-brokered private placement at a price of $4.01 per share for total gross proceeds of $1,714,275 less issuance costs of $48,325. In connection with the private placement, Wesley Clover International Corporation, a company controlled by the Chairman of the Company, purchased 125,000 shares and KMB, a company owned by Karen Bruk, the spouse of Steven Bruk, a director of our company.

     It is the responsibility of our audit committee to review, approve and ratify related party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended April 30, 2018 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
Terence Matthews	2	2	Nil
David Karp	1	1	Nil
Donovan Jones	1	1	Nil
Steven Bruk	1	1	Nil

CODE OF ETHICS

Effective April 24, 2008, the Board adopted a Code of Business Conduct and Ethics and Compliance Program that applies to, among other persons, members of our Board, our officers, employees, contractors, consultants and advisors. As adopted, our Code of Business Conduct and Ethics and Compliance Program sets forth written standards that are designed to deter wrongdoing and to promote:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

  compliance with applicable governmental laws, rules and regulations;

  the prompt internal reporting of violations of the Code of Business Conduct and Ethics and Compliance Program to an appropriate person or persons identified in the Code of Business Conduct and Ethics and Compliance Program; and

  accountability for adherence to the Code of Business Conduct and Ethics and Compliance Program.

     Our Code of Business Conduct and Ethics and Compliance Program requires, among other things, that all of our company's personnel shall be accorded full access to our Chief Executive Officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics and Compliance Program. Further, all of our company’s personnel are to be accorded full access to our Board if any such matter involves an alleged breach of the Code of Business Conduct and Ethics and Compliance Program by our officers.

     In addition, our Code of Business Conduct and Ethics and Compliance Program emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our corporate secretary. If the incident involves an alleged breach of the Code of Business Conduct and Ethics and Compliance Program by an executive officer, the incident must be reported to any member of our board of directors. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter.

     It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company's Code of Business Conduct and Ethics and Compliance Program by another.

     Our Code of Business Conduct and Ethics and Compliance Program was filed with the SEC as Exhibit 14.2 to our quarterly report on Form 10-Q dated July 31, 2008 filed on September 15, 2008. Our Code of Business Conduct and Ethics and Compliance Program and Compliance Program is also posted on our website at www.counterpath.com. We will provide a copy of the Code of Business Conduct and Ethics and Compliance Program to any person without charge, upon request. Requests can be sent to: CounterPath Corporation, Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3, Attention: Corporate Secretary.

CORPORATE GOVERNANCE

     A description of our approach to corporate governance, with our responses to Form 58-101F1 Corporate Governance Disclosure, is set out in Exhibit A attached hereto.

     We currently act with seven directors, consisting of Steven Bruk, Chris Cooper, Donovan Jones, Bruce Joyce, Owen Matthews, Terence Matthews, and Larry Timlick. We have determined that Steven Bruk, Chris Cooper, Bruce Joyce, Owen Matthews, Terence Matthews, and Larry Timlick are independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules. We have determined that Steven Bruk, Chris Cooper, Bruce Joyce and Larry Timlick are independent directors as defined by National Instrument 52-110 (“NI 52-110”), adopted by various Canadian securities commissions.

COMMITTEES OF THE BOARD OF DIRECTORS

     We currently act with a standing Audit Committee and Compensation Committee. We do not have a standing nominating committee or corporate governance committee but our Board acts as our corporate governance committee while all director nominees are recommended for selection by a majority of our independent directors (as defined by Rule 5605(a) of the Nasdaq Listing Rules) in a vote in which only our independent directors participate. If any stockholder seeks to nominate a director or bring any other business at any meeting of our stockholders, the stockholder must notify us in writing and such notice must be delivered to or received by the Secretary of our company in accordance with Rule 14a-8 of the Exchange Act. A stockholder may write to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

AUDIT COMMITTEE

     The Audit Committee was formed in September 2007. During the year ended April 30, 2018, the Audit Committee held four meetings and all members of the Audit Committee attended such meetings. The Audit Committee currently consists of Chris Cooper, Bruce Joyce and Larry Timlick. Mr. Joyce acts as the Audit Committee Chairman. Chris Cooper, Bruce Joyce and Larry Timlick are non-employee directors of our company and are considered independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules and NI 52-110. Each of the members of the Audit Committee is financially literate as defined in NI 52-110.

     For a description of Messrs. Cooper, Joyce and Timlick’s education and experience, see the section of this proxy statement entitled “Nominees for Election”.

     The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is directed: to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to our Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to our Board, when so requested, on any accounting or financial matters. Our Board adopted a charter for the Audit Committee on December 13, 2007, a copy of which was filed with our Definitive Proxy Statement on August 29, 2008 and is available on Edgar at www.sec.gov.

     For a description of the Audit Committee’s Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled “Proposal 2 Ratification of Selection of Independent Auditors.”

Audit Committee Financial Expert

     The Exchange Act requires our Board to determine if a member of its Audit Committee is an “audit committee financial expert.” According to these requirements, an Audit Committee member can be designated an Audit Committee financial expert only when the Audit Committee member satisfies specified qualification requirements, such as experience (or “experience actively supervising” others engaged in) preparing, auditing, analyzing, or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our company's financial statements. Such qualifications may be acquired through specified means of experience or education. Our Board has determined that Mr. Joyce qualifies as an Audit Committee financial expert as defined in 407(d)(5) of Regulation S-K.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended April 30, 2018.

     The Audit Committee has also discussed with BDO Canada LLP the matters required to be discussed by AU 380, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

     The Audit Committee has received and reviewed the written disclosures and the letter from BDO Canada LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with BDO Canada LLP their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended April 30, 2018 filed with the SEC.

     The Audit Committee of our Board currently consists of Chris Cooper, Bruce Joyce and Larry Timlick. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE

     During the year ended April 30, 2018, there were four meetings held by the Compensation Committee and all members of the Compensation Committee attended such meetings. The Compensation Committee currently consists of Chris Cooper, Owen Matthews and Larry Timlick, all of whom are non-employee directors of our company. Messrs. Cooper, Matthews and Timlick are considered independent directors as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules. To remain compliant with Nasdaq Listing Rule 5605(d)(5), our company will continue to have a compensation committee of at least two members, each of whom are independent directors as defined by rule 5605(a)(2) of the Nasdaq listing rules. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our executive officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Compensation Committee was formed in September 2007. The Board adopted a charter for the Compensation Committee on November 8, 2007, which was amended on June 7, 2012. A copy of the Compensation Committee Charter was filed with our Definitive Proxy Statement on August 13, 2012 and is available on Edgar at www.sec.gov.

     Our Compensation Committee reviews and approves at least annually, our company’s executive compensation plans, incentive-compensation and equity based plans and other general compensation plans (the “Company Plans”) in light of our company’s goals and objectives, and amends, or recommends that the Board amend, these existing Company Plans.

     Our Compensation Committee reviews and approves at least annually the corporate goals and objectives applicable to the compensation of the CEO. In addition, our Compensation Committee evaluates at least annually the performance of the CEO, the other executive officers of the our company (collectively, the “Company Executives”) in light of the goals and objectives applicable to the CEO and of our company, and based on this evaluation, sets his or her total compensation, including, but not limited to: (a) the annual base salary level; (b) the annual incentive opportunity level; (c) the long-term incentive opportunity level; (d) employment agreements, severance agreements, and change-in-control agreements and provisions, in each case as, when and if appropriate; and (e) any special or supplemental benefits, including, but not limited to, perquisites. In determining the long-term incentive component of each Company Executive’s compensation, our Compensation Committee considers all relevant factors, including our company’s performance and relative shareholder return, the value of similar incentive awards to persons with comparable positions at comparable companies, and the awards given to each Company Executive in past years.

     Our Compensation Committee reviews at least annually and makes recommendations to the Board with respect to the compensation of all non-employee directors of our company, taking into consideration compensation paid to non-employee directors of comparable companies and the specific duties of each director. Our directors evaluate such recommendations and if deemed appropriate, approve and ratify such recommendations.

CORPORATE GOVERNANCE AND DIRECTOR NOMINATIONS

     We do not have a standing nominating committee. We believe that our independent directors can serve the role of a formal committee. As of the date of this proxy statement, in compliance with Nasdaq Listing Rule 5605(c), we adopted, as of June 28, 2012, a policy that all director nominees be recommended for selection by a majority of our independent directors in a vote in which only our independent directors participate. For a description of our process for identifying and nominating directors, see Exhibit C to the Definitive Proxy Statement filed on August 13, 2012 and available on Edgar at www.sec.gov. As of the date of this proxy statement, we did not effect any material changes to the procedures by which our shareholders may recommend nominees to our board of directors. We have a policy that all candidates recommended by our stockholders will be considered in the same manner as other candidates. We encourage stockholders to recommend candidates directly to the Secretary by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

     Our Board does not currently have a formal process for security holders to send communications to our Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to “The Board of Directors of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

BOARD LEADERSHIP STRUCTURE

     The positions of our principal executive officer and the Chairman of the Board are served by two individuals. Donovan Jones is our Chief Executive Officer and President. Terence Matthews is the Chairman of the Board. Because of the separation of these functions to two individuals, we have determined that the leadership structure of our Board is appropriate given the characteristics and circumstances of our company, including the size of our company, our net assets and our committee structure.

     Our Board provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks at scheduled meetings of the Board and otherwise.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We have set forth in the following table certain information regarding the Common Stock beneficially owned on August 13, 2018 for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors, (iii) the nominees for election to our Board, (iv) each of our named executive officers (as defined in the “Executive Compensation” section), and (v) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of August 13, 2018, the Record Date, we had 5,940,715 shares of Common Stock issued and outstanding. Accordingly, 5,940,715 shares are entitled to one (1) vote per share at the Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Terence Matthews 390 March Road, Suite 110 Kanata, Ontario K2K 0G7	1,577,309 (3)	26.2%
Steven Bruk 504 -1367 Broadway Vancouver, British Columbia Canada, V6H 4A7	1,233,234 (4)	20.7%
Donovan Jones Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	306,724 (5)	5.0%
Owen Matthews Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	283,018 (6)	4.7%
David Karp Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	117,913 (7)	2.0%
Larry Timlick Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	68,480 (8)	1.1%
Chris Cooper 1910-1055 West Hastings Street, Vancouver, British Columbia Canada V6E 2E9	62,330 (9)	1.0%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Todd Carothers Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	40,681 (10)	**
Bruce Joyce Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	50,341(11)	**
Directors and Executive Officers as a Group	3,740,030	57.3%

**	Less than 1%
(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Percentage based on 5,940,715 shares of Common Stock outstanding on August 13, 2018, including shares of Common Stock subject to options, DSUs or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 13, 2018 which are deemed outstanding for computing the percentage of the person holding such option, DSU or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)	Includes 1,506,661 shares of Common Stock held by Wesley Clover International Corporation. Also includes 70,648 shares of Common Stock subject to DSUs.
(4)

Includes 174,447 shares of Common Stock held by Mr. Bruk and the spouse of Mr. Bruk and 1,045,953 shares of Common Stock held by KMB. Mr. Bruk’s spouse is the sole shareholder of KMB. Also includes 12,834 shares of Common Stock subject to DSUs.

(5)

Includes 80,417 shares of Common Stock subject to vested stock options of a total of 180,000 shares of Common Stock subject to stock options and held by Mr. Jones that are exercisable within 60 days of August 13, 2018, including 40,000 shares of Common Stock subject to vested stock options of a total of 40,000 stock options issued on December 12, 2013, that are exercisable at a price of $2.50 per share, expiring on December 12, 2018. Also, includes 21,667 shares of Common Stock subject to vested stock options of a total of 40,000 stock options issued on July 15, 2016 that are exercisable at a price of $2.40 per share of Common Stock, expiring on July 15, 2021. Also, includes 18,750 shares of Common Stock subject to vested stock options of a total of 100,000 stock options issued on December 14, 2017 that are exercisable at a price of $2.89 per share of Common Stock, expiring on December 14, 2023. Also includes 137,707 shares of Common Stock subject to vested DSUs out of a total of 206,587 shares of Common Stock subject to DSUs.

(6)	Includes 55,272 shares of Common Stock subject to DSUs held by Mr. Matthews.
(7)

Includes 40,208 shares of Common Stock subject to vested stock options of a total of 90,000 shares of Common Stock subject to stock options and held by Mr. Karp that are exercisable within 60 days of August 13, 2018, including 20,000 shares of Common Stock subject to vested stock options of a total of 20,000 stock options issued on December 12, 2013, that are exercisable at a price of $2.50 per share, expiring on December 12, 2018, and including 10,833 shares of Common Stock subject to vested stock options of a total of 20,000 stock options issued on July 15, 2016, that are exercisable at a price of $2.40 per share, expiring on July 15, 2021. Also, includes 9,375 shares of Common Stock subject to vested stock options of a total of 50,000 stock options issued on December 14, 2017 that are exercisable at a price of $2.89 per share of Common Stock, expiring on December 14, 2023. Also includes 48,759 shares of Common Stock subject to vested DSUs out of a total of 83,198 shares of Common Stock subject to DSUs.

(8)	Includes 57,480 shares of Common Stock subject to DSUs.
(9)	Represents 62,330 shares of Common Stock subject to DSUs.
(10)

Includes 25,315 shares of Common Stock subject to vested stock options of a total of 67,500 shares of Common Stock subject to stock options and held by Mr. Carothers that are exercisable within 60 days of August 13, 2018, including 10,000 shares of Common Stock subject to vested stock options of a total of 10,000 stock options issued on July 11, 2014, that are exercisable at a price of $2.50 per share, expiring on July 11, 2019. Also includes 5,940 shares of Common Stock subject to vested stock options of a total of 7,500 stock options issued on July 17, 2015, that are exercisable at a price of $2.50 per share, expiring on July 17, 2020. Also, includes 9,375 shares of Common Stock subject to vested stock options of a total of 50,000 stock options issued on December 14, 2017 that are exercisable at a price of $2.89 per share of Common Stock, expiring on December 14, 2023. Also includes 3,824 shares of Common Stock subject to DSUs.

(11)	Represents 49,341 shares of Common Stock subject to DSUs.

Changes in Control

     As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Except as otherwise disclosed herein, no individual who has been a director or executive officer of our company at any time since the beginning of the last fiscal year of our company, or any proposed management nominee for election as a director, or any associate or affiliate thereof, has any material interest, direct or indirect, by way of beneficial ownership of shares of our Common Stock or otherwise, in any matter to be acted upon at the Meeting. The executive officers may be interested in the approval of the ESPP Amendments, pursuant to which they may be granted Matching Shares. See “Proposal 3 Approval of Amendments to Employee Share Purchase Plan”. Directors, executive officers and proposed nominees for election as directors may be interested in the approval of the increase in the number of shares issuable under our Option Plan and the approval of the increase in the number of shares of common stock issuable under the DSUP, pursuant to which they may be granted stock options or DSUs. See “Proposal 4 Approval of the Increase in the Number of Shares of Common Stock Issuable under the Option Plan by 200,000 Shares” and “Proposal 5 Approval of the Increase in the Number of Shares of Common Stock Issuable under the DSUP by 200,000 Shares”.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

     Except as otherwise disclosed herein: (a) none of our directors or executive officers; (b) none of the nominees for election as a director; (c) no person or company who beneficially owns, directly or indirectly, shares of Common Stock or who exercises control or direction of shares of Common Stock, or a combination of both (including control through nominees and proposed directors) carrying more than 10% of the voting rights attached to the outstanding shares of Common Stock (an “Insider”); (d) no director or executive officer of an Insider; and (e) no associate or affiliate of any of the directors, executive officers, nominees or Insiders, has had any material interest, direct or indirect, in any transaction since the commencement of our most recently completed financial year or in any proposed transaction which has materially affected or would materially affect our company or any of our subsidiaries, except with an interest arising from the ownership of shares of Common Stock where such person or company will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of the same class of shares who are resident in Canada.

MANAGEMENT CONTRACTS

     No management functions of our company are performed to any substantial degree by a person other than the directors or executive officers of our company.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers at the end of the year ended April 30, 2018; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended April 30, 2018, who we will collectively refer to as our named executive officers, of our company for the years ended April 30, 2018 and 2017, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the last completed fiscal year:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Other Annual Compen- sation ($)(1)(4)	Total ($)
Donovan Jones President, Chief Executive Officer and Director	2018 2017	283,565 274,800	80,018 36,008	58,857 38,765	189,547 62,146	36,179 36,000	648,166 447,719
David Karp Chief Financial Officer, Treasurer and Corporate Secretary	2018 2017	178,344 165,245	31,493 13,699	29,427 19,382	94,774 31,073	24,426 19,849	358,464 249,248
Todd Carothers Executive Vice President Sales and Marketing	2018 2017	210,000 210,000	28,000 -	- -	94,774 -	21,653 16,000	354,427 226,000

(1)	Translated from Canadian dollars at an annual average exchange rate of C$1.28 per US$1.00.

(2)

The amounts in this column reflect the grant date fair value of the DSUs granted to named executive officers in each fiscal year listed. For a description of the methodology and assumptions used in valuing the DSUs granted to our officers and directors during the year ended April 30, 2018, please review Note 6 to the financial statements included in our annual report on Form 10-K for the year ended April 30, 2018 filed on July 23, 2018. These amounts reflect the grant date fair value calculated for financial reporting purposes; actual amounts recognized by the named executive officers may be materially different depending on, among other things, our company's stock price performance and the period of service of the named executive officer.

(3)

The amounts in this column reflect the grant date fair value of the stock options granted to named executive officers in each fiscal year listed. For a description of the methodology and assumptions used in valuing the stock options granted to our officers and directors during the year ended April 30, 2018, please review Note 6 to the financial statements included in our annual report on Form 10-K for the year ended April 30, 2018 filed on July 23, 2018. These amounts reflect the grant date fair value calculated for financial reporting purposes; actual amounts recognized by the named executive officers may be materially different depending on, among other things, our company's stock price performance and the period of service of the named executive officer.

(4)

The value of perquisites and other personal benefits, securities and property for Donovan Jones includes an amount of $18,790 for expense allowances. The value of all other perquisites and other personal benefits, securities and property included in this column does not exceed $10,000 and is not detailed herein.

Employment Agreements with Our Named Executive Officers

     Donovan Jones entered into an employment agreement with our company dated September 13, 2007, as amended, whereby we pay to Mr. Jones CDN$362,200 per year. In addition, Mr. Jones may earn a bonus of up to 12.5% of his annual salary per fiscal quarter based upon the achievement of pre-determined objectives. Mr. Jones is also entitled to a monthly expense allowance of CDN$2,000.

During fiscal years 2018 and 2017, Mr. Jones received total cash bonuses of $80,018 and $36,008, respectively, which were determined by our Compensation Committee primarily based upon our company’s quarterly achievement of predetermined financial objectives including revenue, operating costs, operating profitability and cash position. During fiscal years 2018 and 2017, our Board granted Mr. Jones 100,000 stock options and 40,000 stock options, respectively, pursuant to our 2010 Stock Option Plan. The stock options vest over four years. During fiscal years 2018 and 2017, our Board granted Mr. Jones 26,753 DSUs and 16,152 DSUs pursuant to our DSUP. The DSUs are redeemable into shares of Common Stock on a one for one basis and vest over three years. Our Board determined that it was in our company’s interest to grant the DSUs to Mr. Jones in order to allow Mr. Jones to participate in the long term success of our company and to promote a greater alignment of interests between our senior officers and shareholders.

     We may terminate the employment of Mr. Jones upon 6 months’ written notice to Mr. Jones. And if there is a change of control (to the extent of at least 40.01% of the equity of our company), Mr. Jones may, without cause, terminate his employment upon 6 months’ written notice to our company. Following such notice: (i) we would pay to Mr. Jones twenty-four months compensation (base salary plus any applicable bonus and/or incentive with objectives being considered fully met); (ii) we would be required to provide Mr. Jones with extended medical and dental insurance coverage as set out in the employment agreement for a period of 24 months from termination; and (iii) all options and DSUs, which have not vested in accordance their respective agreements, would immediately vest and become exercisable.

     David Karp entered into an employment agreement with our company dated September 11, 2006, as amended, whereby we appointed Mr. Karp as our Chief Financial Officer. Mr. Karp’s current annual salary is CDN$227,800. In addition, Mr. Karp may earn a bonus of up to 7.5% of his annual salary per fiscal quarter based upon the achievement of pre-determined objectives. Mr. Karp is also entitled to a monthly expense allowance of CDN$800.

     During fiscal years 2018 and 2017, Mr. Karp received total cash bonuses of $31,493 and $13,699, respectively, which were determined by our Compensation Committee primarily based upon our company’s quarterly achievement of predetermined financial objectives including revenue, operating costs, operating profitability and cash position. During fiscal years 2018 and 2017, our Board granted Mr. Karp 50,000 stock options and 20,000 stock options, respectively, pursuant to our 2010 Stock Option Plan. The stock options vest over four years. During fiscal years 2018 and 2017, our Board granted Mr. Karp 13,376 DSUs and 8,076 DSUs, respectively, pursuant to our DSUP. The DSUs are redeemable into shares of Common Stock on a one for one basis and vest over three years. Our Board determined that it was in our company’s interest to grant the DSUs to Mr. Karp in order to allow Mr. Karp to participate in the long term success of our company and to promote a greater alignment of interests between our senior officers and shareholders.

     If we terminate Mr. Karp’s employment agreement for any reason other than for cause, we are required to (i) pay Mr. Karp CDN$120,000 (in addition to a bonus of 30% of CDN$120,000); (ii) pay Mr. Karp an additional one months’ base compensation plus any monthly allowance (in addition to a bonus of 30% of one month’s base compensation) for each year worked, with a pro rata portion for partial years worked; (iii) provide Mr. Karp with extended medical and dental insurance coverage for a period of 8 months (plus an additional month for each year worked after the first year) from termination; (4) one-twenty-forth (1/24) of the number of Options granted, in accordance with each of the Stock Option Agreement(s) between Mr. Karp and the Company, multiplied by the number of months Mr. Karp has worked for the Company from the date of each respective grant, shall immediately vest and become exercisable; and (v) one-eighteenth (1/18) of the number of deferred share units granted, in accordance with the Deferred Share Unit Agreement(s) between Mr. Karp and the Company, multiplied by the number of months has Mr. Karp worked for the Company from the date of each respective grant, shall immediately vest and become exercisable. If there is either a change of control (to the extent of at least 50.01% of the equity of CounterPath Corporation) or a change in the CEO and following such change in the CEO, Mr. Karp‘s job duties are changed materially, Mr. Karp may, without cause, terminate his employment upon 3 months' written notice to the Company and receive the foregoing severance and all stock options and DSUs held by Mr. Karp will become immediately vested and exercisable.

     Todd Carothers entered into an employment agreement with our company dated September 28, 2009, as amended on July 5, 2016. Effective May 4, 2016, we appointed Mr. Carothers our Executive Vice President, Sales and Marketing. Mr. Carothers’ current annual salary is $210,000. In addition, Mr. Carothers may earn a bonus of between 0.23% and 0.75% of our revenue per fiscal quarter based upon the achievement of pre-determined revenue objectives. During fiscal years 2018 and 2017, Mr. Carothers received total cash bonuses of $28,000 and $nil, respectively, which were determined by our President and Chief Executive Officer primarily based upon our company’s quarterly achievement of predetermined financial objectives including revenue. If we terminate Mr. Carothers’ employment agreement for any reason other than for cause, we are required to pay Mr. Carothers $200,000, plus extended medical and dental insurance coverage as set out in Mr. Carothers employment agreement. In addition, 1/24th of the number of stock options granted, multiplied by the number of months Mr. Carothers has been employed with us from the date of each respective grant, will become immediately vested and exercisable.

Outstanding Equity Awards at Fiscal Year End

     The following table summarizes the outstanding equity awards held by each named executive officer of our company as of April 30, 2018. The option awards generally vest in the amount of 12.5% on the date which is six months from the date of grant and then beginning in the seventh month at 1/42 per month for 42 months, at which time the options are fully vested. The DSU awards vest as to one-third (1/3) of the number of DSUs granted on the first, second and third anniversaries of the award date.

	Option Awards					Stock Awards
Name	Number of Securities Underlying unexercised Options (#) Exercisable	Number of Securities Underlying unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(11)
Donovan Jones	40,000(1) 17,500(2) −(3)	− 22,500 100,000	− − −	$2.50 $2.40 $2.89	December 12, 2018 July 15, 2021 December 14, 2022	5,314(4) 10,768(5) 26,753(6)	$13,816 $27,997 $69,558
David Karp	20,000(1) 8,750(2) −(3)	− 11,250 50,000	− − −	$2.50 $2.40 $2.89	December 12, 2018 July 15, 2021 December 14, 2022	2,656(4) 5,384(5) 13,376(6)	$1,908 $13,998 $34,778
Todd Carothers	5,000(7) 9,376(8) 5,160(9) −(10)	− 624 2,340 50,000	− − − −	$2.50 $2.50 $2.50 $2.89	July 25, 2018 July 11, 2019 July 17, 2020 December 14, 2022	−	−

(1)	Granted on December 12, 2013.
(2)	Granted on July 15, 2016.
(3)	Granted on December 14, 2017.
(4)	Granted on July 17, 2015.
(5)	Granted on July 15, 2016.
(6)	Granted on July 14, 2017.
(7)	Granted on July 25, 2013.
(8)	Granted on July 11, 2014.
(9)	Granted on July 17, 2015.
(10)	Granted on December 14, 2017.
(11)	Calculated using CPAH closing price of $2.60 per share on April 30, 2018.

     Effective as of September 15, 2016, the exercise price of the following stock options granted to our executive officers were reduced to $2.50.

Date	Number of Stock Options Repriced	Previous Weighted Average Exercise Price
Donovan Jones President, Chief Executive Officer, Director	65,000	$14.60(1)

Date	Number of Stock Options Repriced	Previous Weighted Average Exercise Price
David Karp Chief Financial Officer, Treasurer, Corporate Secretary	35,000	$14.77(1)
Todd Carothers Executive Vice President, Sales and Marketing	57,500	$18.83(2)

(1)	The exercise prices varied from $13.10 to $17.00.
(2)	The exercise prices varied from $5.00 to $29.00.

Compensation of Directors

     During the fiscal year ended April 30, 2018, we compensated our non-employee directors for their services in fiscal year 2018 according to the following schedule: A retainer of CDN$30,000 for each board member; a retainer of CDN$27,500 for our Chairman of the Board; a retainer of CDN$10,000 for the Audit Committee chair; a retainer of CDN$7,500 for the Compensation Committee chair; and a retainer of CDN$10,000 for each Audit Committee or Compensation Committee member. Directors may be paid the retainers in cash, or at our Board’s option, in a form of equity compensation under an existing equity compensation plan of our company. During the fiscal year ended April 30, 2018, we issued 79,869 DSUs in lieu of cash to our non-employee directors.

     Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Our Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

     The following table summarizes compensation paid to all of our non-employee directors for the fiscal year ended April 30, 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(7)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compens -ation ($)	Total ($)
Steven Bruk(1)	5,939	15,988	Nil	N/A	N/A	Nil	21,927
Chris Cooper(2)	7,829	31,390	Nil	N/A	N/A	Nil	39,219
Bruce Joyce(3)	7,829	31,390	Nil	N/A	N/A	Nil	39,219
Terence Matthews(4)	7,829	37,275	Nil	N/A	N/A	Nil	45,104
Owen Matthews(5)	7,829	29,427	Nil	N/A	N/A	Nil	37,256
Larry Timlick(6)	7,829	31,390	Nil	N/A	N/A	Nil	39,219

(1)	At April 30, 2018, Mr. Bruk held an aggregate of 6,746 DSUs.
(2)	At April 30, 2018, Mr. Cooper held an aggregate of 50,154 DSUs.
(3)	At April 30, 2018, Mr. Bruce Joyce held an aggregate of 37,165 DSUs.
(4)	At April 30, 2018, Mr. Terence Matthews held an aggregate of 56,189 DSUs.
(5)	At April 30, 2018, Mr. Owen Matthews held an aggregate of 43,856 DSUs.
(6)	At April 30, 2018, Mr. Timlick held an aggregate of 45,304 DSUs.
(7)	Represents value on grant date of DSUs.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides a summary of the number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights, weighted average exercise weighted-average exercise price of outstanding options, warrants and rights and the number of shares of Common Stock remaining available for future issuance under our equity compensation plans as well as certain warrants granted outside of our compensation plan, the weighted average exercise price and the number of options remaining available for grant, shares purchasable or DSUs available for grant all as at April 30, 2018.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
Amended 2010 Stock Option Plan	675,042	$2.66	46,536
Employee Share Purchase Plan	−	N/A	61,504
Deferred Share Unit Plan	465,390	N/A	210,597
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,140,432	$2.66	318,637

Amended 2010 Stock Option Plan

     On September 27, 2010, shareholders ratified the consolidation of the 2004 Stock Option Plan and the amended and restated 2005 Stock Option Plan into one plan referred to as the “2010 Stock Option Plan” (later renamed as “Amended 2010 Stock Option Plan”) for our employees, directors, officers and consultants of our company and our subsidiaries. The purpose of our Amended 2010 Stock Option Plan (the “Option Plan”) is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. As of August 13, 2018, we employed approximately 104 people full-time and approximately 24 consultants.

     We are permitted to grant stock options to acquire up to 986,000 shares of Common Stock under the Option Plan. Incentive stock options may be granted to any individual who, at the time the stock option is granted, is an employee of our company or any related company (as defined in the Option Plan). Non-qualified stock options may be granted to employees of our company or any related company and to such other persons who are not employees as the Board shall select, subject to applicable laws. Unless approved by the plan administrator and disinterested shareholders, no person shall be eligible to receive in any fiscal year options to purchase more than 5% of the outstanding shares of Common Stock.

     Each stock option shall be designated in the written stock option agreement as either an incentive stock option or a nonqualified stock option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the shares underlying incentive stock options are exercisable for the first time by any optionee during any calendar year in excess of $100,000, such excess shall be treated as non-qualified stock options.

     The Option Plan will be administered by the Board (the plan administrator), except that the Board may, at its discretion, establish a committee composed of two or more members of our company’s board of directors or two or more other persons to administer the Option Plan. The plan administrator has the sole authority, in its absolute discretion, to:

(a)	construe and interpret the Option Plan;

(b)	prescribe, amend and rescind the rules and regulations relating to the Option Plan;

(c)	grant stock options under the Option Plan;

(d)	determine the individuals to whom options shall be granted under the Option Plan and whether the stock option is granted as an incentive stock option or a non-qualified stock option;

(e)	determine the time or times at which stock options shall be granted under the Option Plan;

(f)

determine the number of shares of Common Stock subject to each stock option, the exercise price of each stock option, the duration of each stock option and the times at which each stock option shall become exercisable;

(g)	determine all other terms and conditions of the stock options; and

(h)	make all other determinations and interpretations necessary and advisable for the administration of the Option Plan.

     The exercise price for the shares of Common Stock to be issued pursuant to exercise of a stock option will be determined by the plan administrator, but shall be subject to the following:

(a)	in the case of an incentive stock option granted to:

(i)

an employee who, at the time of the grant of such incentive stock option, owns stock representing more than 10% of the voting power of all classes of stock of our company, including any parent or subsidiary, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant;

	(ii)	any employee other than an employee described in the preceding paragraph, the per share exercise price shall be no less than 100% of the fair market value per share on the date of grant; and

(b)

in the case of a non-qualified stock option, the per share exercise price shall be determined by the plan administrator, but such price shall not be less than the closing trading price of the shares of Common Stock on such stock exchange on which the shares of Common Stock are listed and posted for trading, on the last trading day preceding the date on which the option is granted.

     The term of a stock option shall be stated in the stock option agreement, provided, however, that the term shall be no more than ten years from the date of grant. However, in the case of an incentive stock option granted to an optionee who, at the time the stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our company, including any parent or subsidiary, the term of the stock option shall be five years from the date of grant or such shorter term as may be provided in the stock option agreement.

     The number of shares of Common Stock issuable under the Option Plan, including the number of shares of Common Stock issuable under any outstanding stock options, is subject to adjustment in certain circumstances, including certain changes in our share capital.

     Upon the exercise of any stock options granted under the Option Plan, the aggregate exercise price shall be paid to our company in cash or by certified or cashier's check. In addition, if pre-approved in writing by the plan administrator, who may arbitrarily withhold consent, an optionee may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering to our company shares of Common Stock previously held by such optionee, or by our company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Board) equal to the aggregate exercise price to be paid by the optionee upon such exercise; or

(b)	by complying with any other payment mechanism approved by the plan administrator at the time of exercise.

     The vesting schedule for each option shall be specified by the plan administrator at the time of grant of the option, provided that if no vesting schedule is specified, the options shall vest as follows:

(a)	on the first anniversary of the grant as to 25% of the number of options granted;

(b)	on the second anniversary of the grant as to 25% of the number of options granted;

(c)	on the third anniversary of the grant as to 25% of the number of options granted; and

(d)	on the fourth anniversary of the grant as to 25% of the number of options granted.

     Stock options that have vested as specified by the plan administrator or in accordance with the Option Plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(a)	the expiration of the stock option, as designated by the plan administrator in accordance the term of such stock option as set forth in the stock option agreement;

(b)	the date of an optionee’s termination of employment or contractual relationship with our company or any related company for cause (as determined in the sole discretion of the plan administrator);

(c)

the expiration of three months from the date of an optionee’s termination of employment or contractual relationship with our company or any related company for any reason whatsoever other than cause, death or disability; or

(d)	the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or disability.

     Upon the death of an optionee, any vested stock options held by the optionee shall be exercisable only by the person or persons to whom such optionee’s rights under such stock option shall pass by the optionee’s will or by the laws of descent and distribution of the optionee’s domicile at the time of death and only until such stock options terminate as provided above.

     Unless accelerated in accordance with the Option Plan, unvested stock options shall terminate immediately upon the optionee resigning from or our company terminating the optionee’s employment or contractual relationship with our company or any related company for any reason whatsoever, including death or disability.

     A stock option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the optionee only by the optionee. The plan administrator may, subject to applicable laws at any time, modify, amend or terminate the Option Plan or modify or amend stock options granted under the Option Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however that:

(a)	no amendment with respect to an outstanding stock option which has the effect of reducing the benefits afforded to the optionee will be made over the objection of such optionee;

(b)	the events triggering acceleration of vesting of outstanding stock options may be modified, expanded or eliminated without the consent of the optionees;

(c)

the plan administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the plan administrator may consider necessary for our company to comply with or to avail our company and/or the optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement; and

(d)	the plan administrator may not increase the number of shares available for issuance on the exercise of incentive stock options without shareholder approval.

     The plan administrator may modify grants to persons who are eligible to receive stock options under the Option Plan who are foreign nationals or employed outside Canada and the United States to recognize differences in local law, tax policy or custom.

     As of August 13, 2018, there were 631,651 stock options issued and outstanding, representing 10.6% of the issued and outstanding shares of our Common Stock on that date (675,042 stock options issued and outstanding, representing 11.4% as of April 30, 2018). 54,427 additional shares of Common Stock, representing 0.9% of the currently issued and outstanding shares of Common Stock (46,536 additional shares of Common Stock, representing 0.8% as of April 30, 2018), are available for issuance under the Option Plan.

Annual Burn Rate

     Our annual burn rate under the Option Plan for each of our three most recently completed fiscal years is calculated as follows:

	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2016
Weighted average shares outstanding	5,496,201	4,772,724	4,433,402
Securities awarded under the Option Plan	324,000	125,000	114,900
Burn rate	5.9%	2.6%	2.6%

Employee Share Purchase Plan (ESPP)

     On October 1, 2008, shareholders approved the ESPP. The ESPP is open for participation to all employees (including directors and officers who are under a permanent full-time or part-time contract of employment with our company) of our company and any of our subsidiaries subject to certain provisions contained within the ESPP. The purpose of the ESPP is to give employees access to an equity participation vehicle in addition to our stock option plans by way of an opportunity to purchase shares of Common Stock through payroll deductions and encourage them to use their combined best efforts on behalf of our company to improve its profits through increased sales, reduction of costs and increased efficiency.

     Pursuant to the ESPP, 120,000 shares of Common Stock are reserved for issuance under the ESPP. The shares of Common Stock purchased or issued pursuant to the ESPP will be, at our discretion, either:

(a)

purchased from our company, at the purchase price equal to the volume weighted average trading price of our shares of Common Stock on the TSX for the five trading days immediately preceding the end of the month in question; or

(b)	purchased through a stock broker on the open market through the facilities of the TSX.

     The Board will have full power and authority to administer the ESPP on behalf of our company, including the power and authority to delegate the administration of the ESPP to a compensation committee. The Board shall determine questions of interpretation or application of the ESPP and its decisions shall be final and binding on all participants. The members of the Board will receive no additional compensation for their services in administering the ESPP.

     Eligible employees become participants in the ESPP by delivering an election to purchase shares prior to the commencement of the applicable purchase period. Each participant shall contribute to the ESPP, at the participant’s option, an amount equal to or between the following minimum and maximum amounts (in whole percentages): a minimum of one percent (1%) of the participant’s basic compensation, and a maximum of six percent (6%) of the participant’s basic compensation. The contributions shall be made through payroll deductions at the end of each employee’s bi-weekly or monthly pay period, as applicable. We, as agent of the participant, shall make such deductions and pay the participant’s contribution to the Administrator (as such term is defined in the ESPP). Computershare Trust Company of Canada has been appointed as Administrator to assist with the administration of the ESPP.

     On the last business day of each month, the Administrator will purchase shares of Common Stock (in this section, the “Participant Shares”) from either our company or on the open market through the facilities of the TSX based on the contributions received from each participant during the preceding month. If the shares are purchased from treasury, the purchase price of the Participant Shares will be the volume weighted average trading price of the common shares on the TSX for the five trading days immediately preceding the last business day of such month. The Administrator will deposit the Participant Shares into an account in the name of the participant and will hold such shares on behalf of such participant.

     We will match a portion of each employee’s participation in the ESPP by issuing additional shares of Common Stock to each participant (through the Administrator). Specifically, on the last business day of each month, our company will issue to the Administrator that number of shares of Common Stock (in this section, the “Matching Shares”) equal to fifty percent (50%) of the aggregate number of Participant Shares purchased by the Administrator on behalf of the participants for such month for each participant. The Matching Shares will be deposited into a trust account by the Administrator on behalf of our company.

     The Participant Shares and Matching Shares purchased on behalf of each participant will vest immediately to the benefit of such participant.

     A participant whose employment is terminated for any reason other than death must withdraw or otherwise transfer all of their Participant Shares and Matching Shares in such participant’s account within ninety days of such termination of employment. The participant may also request that the Administrator sell the Participant Shares and Matching Shares in the participant’s account and distribute the cash proceeds to the participant. In the event of the death of a participant, the Participant Shares and Matching Shares in such participant’s account shall be distributed to such participant’s estate in accordance with the instructions of such participant’s legal representative. Such distribution may take the form of a distribution of the cash realized from the sale of such Participant Shares and Matching Shares by the Administrator if so requested by the legal representative of the participant’s estate.

     We reserve the right to discontinue use of payroll deductions at any time such action is deemed advisable. The ESPP will terminate on October 1, 2018, unless earlier terminated by the Board. No right or interest of any participant in or under the ESPP may be assigned by such participant.

     Amendments to the ESPP generally require the consent of the TSX and our stockholders given at a duly constituted meeting. However, the following amendments to the ESPP may be made by the Board without stockholder approval: (a) amendments of a technical, clerical or “housekeeping” nature, or to clarify any provision of the ESPP, including without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the ESPP or to correct or supplement any provision of the ESPP that is inconsistent with any other provision of the ESPP; (b) suspension or termination of the ESPP; (c) amendments to respond to changes in legislation, regulations, instruments (including National Instrument 45-106), stock exchange rules (including the rules, regulations and policies of the TSX) or accounting or auditing requirements; (d) amendments respecting administration of the ESPP; (e) any amendment to the definition of “Employee” in the

ESPP; (f) any amendment to the definition of “Subsidiary” in the ESPP; (g) changes to the provisions for any outstanding Matching Shares (as defined in the ESPP); (h) amendments to the participant contribution provisions of the ESPP; (i) amendments to the withdrawal and suspension provisions of the ESPP; (j) amendments to the number or percentage of Matching Shares contributed by us; (k) amendments to the termination provisions of the ESPP; (l) adjustments to reflect stock dividends, stock splits, reverse stock splits, share combinations or other alterations of our capital stock; and (m) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the TSX).

     Stockholder approval will be required for the following types of amendments of the ESPP: (a) amendments to the number of shares of Common Stock issuable under the ESPP, including an increase to the fixed maximum number of shares of Common Stock or a change from a fixed maximum number of shares of Common Stock to a fixed maximum percentage; and (b) amendments required to be approved by Stockholders under applicable law (including, without limitation, the rules, regulations and policies of the TSX).

     As of August 13, 2018, there were 61,785 shares of Common Stock that have been issued pursuant to the terms of the ESPP, representing 1.0% of the issued and outstanding shares of our Common Stock on that date (58,496 shares of Common Stock that have been issued pursuant to the terms of the ESPP, representing 1.0% of the issued and outstanding Common Stock as of April 30, 2018). 58,214 additional shares of Common Stock, representing 1.0% of the currently issued and outstanding shares of Common Stock (61,504 additional shares of Common Stock, representing 1.0% of the issued and outstanding shares of Common Stock as of April 30, 2018), are available for issuance under the ESPP. On July 23, 2018, subject to and effective upon receipt of all necessary regulatory and other approvals, the Board approved the ESPP Amendments. See “Proposal 3 - Approval of Amendments to Employee Share Purchase Plan”.

Annual Burn Rate

     Our annual burn rate under the ESPP for each of our three most recently completed fiscal years is calculated as follows:

	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2016
Weighted average shares outstanding	5,496,201	4,772,724	4,433,402
Securities awarded under the ESPP	24,699	−	17,187
Burn rate	0.4%	−%	0.4%

Deferred Share Unit Plan (DSUP)

     On July 23, 2009, the Board approved the DSUP, which was approved by our shareholders on October 22, 2009. While the Board has discretion to determine the participants eligible to participate under the DSUP, the DSUP is generally open for participation to non-employee directors and Senior Officers (as that term is defined in the DSUP) of our company and any of our subsidiaries. The purpose of the DSUP is to provide non-employee directors and senior officers of our company and our subsidiaries with the opportunity to acquire DSUs in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, senior officers and shareholders.

     Each DSU is equivalent in value to one share of Common Stock. Upon the voluntary resignation or termination for cause of a participant, all of the participant’s unvested DSUs will be forfeited without any entitlement to such participant. Upon the termination without cause, the disability, or the retirement of a participant, the participant will have a number of DSUs become vested in a linear manner as prescribed in the DSUP. Upon the death of a participant prior to the distribution of the DSUs credited to the account of such participant, an issuance of shares of Common Stock from treasury to settle the redemption of DSUs shall be made to the estate of the participant (less applicable withholding taxes).

     A DSU granted to a participant who is a director of our company shall vest immediately on the award date. A DSU granted to a participant other than a director will generally vest as to one-third (1/3) of the number of DSUs granted on the first, second, and third anniversaries of the award date, unless otherwise determined by the Board. Fair value of the DSUs, which is based on the trading price of the shares of Common Stock of our company on the date of grant, is recorded as compensation expense in the period of grant.

     The Board may amend, suspend or terminate the DSUP at any time, provided that no such amendment, suspension or termination may be made without obtaining any required regulatory approval, including the TSX, or, if applicable, any other exchange on which the shares of our Common Stock trade, or, if requested by such regulatory authority, any shareholder approval. Furthermore, no such amendment, suspension or termination may:

(a)	without shareholder approval, increase the maximum number of shares of Common Stock that may be issued pursuant to DSUs granted under the DSUP; or

(b)

amend, alter or impair in any manner any DSUs previously granted to a participant, without the express written consent of such participant, irrespective of any action taken by the Board as described above.

     Except as required by law, the rights of a participant under the DSUP are not capable of being assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the participant. However, rights and obligations under the DSUP may be assigned by our company to a successor in the business of our company.

     DSUs are non-transferable (except to a participant’s estate as provided in the DSUP) and no certificates representing DSUs will be issued. If we declare and pay cash dividends, a participant’s account will be credited with dividend equivalents (calculated in accordance with the terms of the DSUP) in the form of additional DSUs (which will vest in accordance with the vesting schedules of the DSUs that are subject to such dividend equivalent) on each dividend payment date in respect of which normal cash dividends are paid on the shares of our Common Stock.

     Currently, 700,000 shares of Common Stock, representing approximately 11.8% of the issued and outstanding shares of our common stock, have been reserved for issuance under the DSUP. The maximum number of shares of Common Stock that may be reserved for issuance to any one participant pursuant to DSUs granted under the DSUP and any share compensation arrangement is 5% of the number of shares of Common Stock outstanding at the time of reservation, unless approval is otherwise obtained from the TSX, as applicable.

     As of August 13, 2018, there were 602,370 DSUs issued and outstanding, representing 10.1% of the issued and outstanding shares of Common Stock on that date (465,390 DSUs issued and outstanding, representing 7.8% of the issued and outstanding shares of Common Stock as of April 30, 2018). 73,615 additional shares of Common Stock, representing 1.2% of the currently issued and outstanding shares of Common Stock, are available for grant under the DSUP on that date (210,597 additional shares of Common Stock, representing 3.6% of the currently issued and outstanding shares of Common Stock as of April 30, 2018) and 24,014 shares of Common Stock, representing 0.4% of the currently issued and outstanding shares of Common Stock (24,014 shares of Common Stock, representing 0.4% of the issued and outstanding shares of Common Stock as of April 30, 2018), have been issued to settle vested DSUPs.

Annual Burn Rate

     Our annual burn rate under the DSUP for each of our three most recently completed fiscal years is calculated as follows:

	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2016
Weighted average shares outstanding	5,496,201	4,772,724	4,433,402
Securities awarded under the DSUP	119,998	90,453	55,034
Burn rate	2.2%	1.9%	1.2%

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

     No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this proxy statement.

     None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors’ or executive officers’ indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     BDO Canada LLP, Chartered Professional Accountants, were appointed as our auditors on November 7, 2006. At the recommendation of the Audit Committee, our Board has selected BDO Canada LLP, Chartered Professional Accountants, as our independent registered public accounting firm for the year ending April 30, 2019, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

     Stockholder ratification of the selection of BDO Canada LLP, Chartered Professional Accountants, as our independent registered public accounting firm is not required by the bylaws or otherwise. However, our Board is submitting the selection of BDO Canada LLP, Chartered Professional Accountants, to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our Board will reconsider whether or not to retain that firm. Even if the selection is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

     Representatives of BDO Canada LLP, Chartered Professional Accountants, attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by BDO Canada LLP, Chartered Professional Accountants, as well as the fees charged by BDO Canada LLP, Chartered Professional Accountants, for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with BDO Canada LLP, Chartered Professional Accountants, can be found under the sections of this proxy statement entitled “Committees of the Board of Directors” and “Audit Committee” on page 17.

     Our Audit Committee has considered and determined that the services provided by BDO Canada LLP, Chartered Professional Accountants, are compatible with maintaining the independence of the principal accountant.

     Representatives of BDO Canada LLP, Chartered Professional Accountants, will be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to BDO Canada LLP, Chartered Professional Accountants

     BDO Canada LLP, Chartered Professional Accountants, provided audit and other services during fiscal years 2018 and 2017. This included the following fees:

	2018	2017
Audit Fees	$156,171	$113,272
Audit Related Fees	$3,355	$6,174
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total Fees	$159,526	$119,446

     Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

     Audit Related Fees. This category includes fees related to interpretation of accounting and reporting standards.

     Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning. There were no tax fees paid to BDO Canada LLP during the fiscal years ended April 30, 2018 and April 30, 2017.

     All Other Fees. There were no other fees paid to BDO Canada LLP, that are not covered by the headings set out above during our fiscal years ended April 30, 2018 and April 30, 2017.

     The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting. All services performed by BDO Canada LLP were pre-approved by the Audit Committee.

     The Audit Committee has considered the nature and amount of the fees billed by BDO Canada LLP, Chartered Professional Accountants and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining BDO Canada LLP, Chartered Professional Accountant’s independence.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of BDO Canada LLP, Chartered Professional Accountants and to authorize the Board to fix the remuneration of auditors.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF SELECTION OF BDO CANADA LLP, CHARTERED PROFESSIONAL ACCOUNTANTS, AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY AND TO AUTHORIZE THE BOARD TO FIX THE REMUNERATION OF THE AUDITORS.

PROPOSAL 3
APPROVAL OF AMENDMENTS TO EMPLOYEE SHARE PURCHASE PLAN

     The Company currently has an employee share purchase plan that was approved by shareholders and adopted on October 1, 2008 and amended on November 6, 2008, October 22, 2009, September 10, 2015 and November 2, 2015. The purpose of the ESPP is to give our employees access to an equity participation vehicle by way of an opportunity to purchase shares of Common Stock through payroll deductions and encourage them to use their combined efforts to improve our profits through increased sales, reduction of costs and increased efficiency. The ESPP expires on October 1, 2018.

     On July 23, 2018, subject to and effective upon receipt of all necessary regulatory and other approvals, the Board approved the ESPP Amendments, which, among other things:

(i)	extend the ESPP’s expiry date to October 1, 2028;

(ii)	permit participants to contribute shares acquired pursuant to the ESPP to their tax-free savings accounts (TFSAs);

(iii)	increase the number of share of Common Stock reserved for issuance under the ESPP by 100,000;

(iv)	permit the plan administrator to contribute Matching Shares (as defined herein) to a participant’s account by (i) at its discretion, either:

a.

purchasing such shares from our company, at the purchase price equal to the volume weighted average trading price of our common shares on the Exchange for the five trading days immediately preceding the end of the month in question; or

b.	purchasing such shares through a stock broker on the open market through the facilities of the Exchange; and

(v)

change the default procedure for distribution of a participant’s shares in the event of a termination of service where the participant has not provided instructions for how to distribute shares held in its account.

     The ESPP Amendments will become effective upon the later of (i) the date of the approval by our stockholders and (ii) the date of the approval by the TSX.

     For the ESPP Amendments to come into effect (and to otherwise comply with the Exchange’s condition of approval), the resolution approving the ESPP Amendments, as set out below, must be approved by a majority of the votes cast at the Meeting.

Description of our Amended 2008 Employee Share Purchase Plan

     The following is a summary of the principal terms of the ESPP, assuming that the ESPP Amendments to be voted on at the Meeting are effective. This summary is qualified in its entirety by reference to the text of the ESPP, as amended to include the ESPP Amendments (the “Amended ESPP”), a copy of which is attached hereto Exhibit B.

     Pursuant to the Amended ESPP, 220,000 shares or our common stock (approximately 3.7% of the 5,940,715 issued and outstanding shares of Common Stock as of August 13, 2018) will be reserved for issuance under the Amended ESPP. The shares of Common Stock purchased or issued pursuant to the Amended ESPP will be, at our discretion, either:

(a)

purchased from our company, at the purchase price equal to the volume weighted average trading price of our common shares on the Exchange for the five trading days immediately preceding the end of the month in question; or

(b)	purchased through a stock broker on the open market through the facilities of the Exchange.

     The Board will have full power and authority to administer the Amended ESPP on behalf of our company, including the power and authority to delegate the administration of the Amended ESPP to a compensation committee. The Board shall determine questions of interpretation or application of the Amended ESPP and its decisions shall be final and binding on all participants. The members of the Board will receive no additional compensation for their services in administering the Amended ESPP.

     Eligible employees become participants in the Amended ESPP by delivering an election to purchase shares prior to the commencement of the applicable purchase period. Each participant shall contribute to the Amended ESPP, at the participant’s option, an amount equal to or between the following minimum and maximum amounts (in whole percentages): a minimum of one percent (1%) of the participant’s basic compensation, and a maximum of six percent (6%) of the participant’s basic compensation. The contributions shall be made through payroll deductions at the end of each employee’s bi-weekly or monthly pay period, as applicable. We, as agent of the participant, shall make such deductions and pay the participant’s contribution to the Administrator (as such term is defined in the Amended ESPP). The Administrator is an agent appointed by us to assist with the administration of the Amended ESPP. We have appointed Computershare Trust Company of Canada as the Administrator of the Amended ESPP.

     On or about the last business day of each month, the Administrator will purchase shares of our common stock (in this section, the “Participant Shares”) from either our company or on the open market through the facilities of the Exchange based on the contributions received from each participant during the preceding month. If the shares are purchased from treasury, the purchase price of the Participant Shares will be the volume weighted average trading price of the common shares on the Exchange for the five trading days immediately preceding the last business day of such month. The Administrator will deposit the Participant Shares into an account in the name of the participant and will hold such shares on behalf of such participant.

     We will match a portion of each employee’s participation in the Amended ESPP by issuing additional common shares to each participant (through the Administrator). Specifically, on the last business day of each month, for each participant, our company will either (i) forward to the Administrator monies equal to fifty percent (50%) of the participant’s contributions for that month such that the Administrator may acquire such number of common shares as is equal to fifty percent (50%) of the aggregate number of Participant Shares purchased by the Administrator on behalf of the participants for such month or (ii) issue to the Administrator that number of common shares equal to fifty percent (50%) of the aggregate number of Participant Shares purchased by the Administrator on behalf of the participants for such month for each participant. In either case, the shares so acquired by the Administrator shall be referred to as “Matching Shares” in this section. The Matching Shares will be deposited into a trust account by the Administrator on behalf of our company.

     The Participant Shares and the Matching Shares purchased on behalf of each participant will vest immediately to the benefit of such participant.

     A participant whose employment is terminated for any reason other than death must withdraw or otherwise transfer all of their Participant Shares and Matching Shares in such participant’s account within ninety days of such termination of employment. The participant may also request that the Administrator sell the Participant Shares and Matching Shares in the participant’s account and distribute the cash proceeds to the participant. In the event of the death of a participant, the Participant Shares and Matching Shares in such participant’s account shall be distributed to such participant’s estate in accordance with the instructions of such participant’s legal representative. Such distribution may take the form of a distribution of the cash realized from the sale of such Participant Shares and Matching Shares by the Administrator if so requested by the legal representative of the participant’s estate.

     We reserve the right to discontinue use of payroll deductions at any time such action is deemed advisable. The Amended ESPP will terminate on October 1, 2028, unless earlier terminated by the Board. No right or interest of any participant in or under the Amended ESPP may be assigned by such participant.

     Amendments to the Amended ESPP generally require the consent of the Exchange and our stockholders given at a duly constituted meeting. However, the following amendments to the Amended ESPP may be made by the Board without Exchange or other stock exchange approval and without stockholder approval: (a) amendments of a technical, clerical or “housekeeping” nature, or to clarify any provision of the Amended ESPP, including without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Amended ESPP or to correct or supplement any provision of the Amended ESPP that is inconsistent with any other provision of the Amended ESPP; (b) suspension or termination of the Amended ESPP; (c) amendments to respond to changes in legislation, regulations, instruments (including National Instrument 45-106), stock exchange rules (including the rules, regulations and policies of the Exchange) or accounting or auditing requirements; (d) amendments respecting administration of the Amended ESPP; (e) any amendment to the definition of “Employee” in the Amended ESPP; (f) any amendment to the definition of “Subsidiary” in the Amended ESPP; (g) changes to the vesting provisions for any outstanding Matching Shares (as defined in the Amended ESPP); (h) amendments to the participant contribution provisions of the Amended ESPP; (i) amendments to the withdrawal and suspension provisions of the Amended ESPP; (j) amendments to the number or percentage of Matching Shares contributed by us; (k) amendments to the termination provisions of the Amended ESPP; (l) adjustments to reflect stock dividends, stock splits, reverse stock splits, share combinations or other alterations of our capital stock; and (m) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

     Stockholder approval will be required for the following types of amendments of the Amended ESPP: (a) amendments to the number of shares of common stock issuable under the Amended ESPP, including an increase to the fixed maximum number of common shares or a change from a fixed maximum number of common shares to a fixed maximum percentage; and (b) amendments required to be approved by Stockholders under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

Vote Required and Board Recommendation

     The policies of the TSX require that our company obtain disinterested shareholder approval for the ESPP Amendments. Accordingly, the affirmative vote of the holders of a majority of the shares, other than votes attaching to the 129,088 shares of Common Stock representing approximately 2.2% of the issued and outstanding shares of our common stock, beneficially owned by directors and officers of our company entitled to receive a benefit under the Amended ESPP, present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the ESPP Amendments.

     The following resolution will be submitted for a shareholder approval at the Meeting:

     “RESOLVED that certain amendments to CounterPath Corporation’s Employee Share Purchase Plan, as set out in the proxy statement for this annual meeting of stockholders are hereby approved, ratified and confirmed.”

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF
THE AMENDMENTS TO THE EMPLOYEE SHARE PURCHASE PLAN,
AS FURTHER DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 4
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE OPTION PLAN BY 200,000 SHARES

     The purpose of the Option Plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. Under the Option Plan, eligible employees, consultants, and such other persons, other than directors subject to tax in the United States who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the Option Plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the Option Plan, who are subject to tax in the United States, may receive “incentive stock options,” and stock options granted to non-United States residents may receive awards of “options.” For additional information on the Option Plan, see “Equity Compensation Plan Information – Amended 2010 Stock Option Plan”.

     Our company increased the number of shares of Common Stock that are issuable under the Option Plan on the dates and in the amounts as follows:

Date	Number of Shares Issuable	Increased Number of Shares Issuable
January 10, 2006	200,000 shares	260,000 shares
September 5, 2006	260,000 shares	320,000 shares
August 2, 2007	320,000 shares	380,000 shares
February 1, 2008	380,000 shares	506,000 shares
October 22, 2009	506,000 shares	586,000 shares
September 27, 2011	586,000 shares	686,000 shares
September 9, 2014	686,000 shares	786,000 shares
September 12, 2016	786,000 shares	986,000 shares

     On July 23, 2018, the Board approved an increase in the number of shares issuable under the Option Plan by 200,000, subject to and effective upon receipt of all necessary regulatory and other approvals. As of August 13, 2018, there were 631,651 stock options issued and outstanding, representing 10.6% of the issued and outstanding shares of our Common Stock on that date. 54,427 additional shares of Common Stock, representing 0.9% of the currently issued and outstanding shares of Common Stock, are available for issuance under the Option Plan.

Vote Required and Board Recommendation

     The policies of the TSX require that our company obtain disinterested shareholder approval for the proposed increase in the number of shares of Common Stock issuable under the Option Plan. Accordingly, the affirmative vote of the holders of a majority of the shares, other than votes attaching to the 141,088 shares of Common Stock representing approximately 2.4% of the issued and outstanding shares of our common stock, beneficially owned by directors and officers of our company entitled to receive a benefit under the Option Plan, present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the increase in the number of shares of Common Stock issuable under the Option Plan by 200,000 shares.

     The following resolution will be submitted for a shareholder approval at the Meeting:

     “RESOLVED that the increase in the number of shares of common stock issuable under CounterPath Corporation’s Amended 2010 Stock Option Plan by 200,000 shares is hereby approved, ratified and confirmed.”

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE OPTION PLAN BY 200,000 SHARES.

PROPOSAL 5
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE DSUP BY 200,000 SHARES

     While the Board has discretion to determine the participants eligible to participate under the DSUP, the DSUP is generally open for participation to non-employee directors and Senior Officers (as that term is defined in the DSUP) of our company and any of our subsidiaries. The purpose of the DSUP is to provide non-employee directors and Senior Officers of our company and our subsidiaries with the opportunity to acquire DSUs in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, Senior Officers and shareholders. For additional information on the DSUP, see “Equity Compensation Plan Information – Deferred Share Unit Plan”.

     Currently, 700,000 shares of Common Stock are issuable under the DSUP. The maximum number of shares of Common Stock that may be reserved for issuance to any one participant pursuant to DSUs granted under the DSUP and any share compensation arrangement is 5% of the number of shares of Common Stock of our company outstanding at the time of reservation.

     Our company increased the number of shares of Common Stock that are issuable under the DSUP on the dates and in the amounts as follows:

Date	Number of Shares Issuable	Increased Number of Shares Issuable
September 27, 2010	150,000 shares	200,000 shares
September 27, 2012	200,000 shares	250,000 shares
September 9, 2014	250,000 shares	300,000 shares
September 10, 2015	300,000 shares	400,000 shares
September 12, 2016	400,000 shares	500,000 shares
September 12, 2017	500,000 shares	700,000 shares

     On July 23, 2018, the Board approved an increase in the number of shares of Common Stock issuable under the DSUP by 200,000, from 700,000 shares to 900,000 shares, subject to and effective upon receipt of all necessary regulatory and other approvals. As of August 13, 2018, there were 602,370 DSUs issued and outstanding, representing 10.1% of the issued and outstanding shares of Common Stock on that date. 73,615 additional shares of Common Stock, representing 1.2% of the currently issued and outstanding shares of Common Stock, are available for grant under the DSUP and 24,014 shares of Common Stock, representing 0.4% of the currently issued and outstanding shares of Common Stock, have been issued to settle vested DSUPs.

     Vote Required and Board Recommendation

     The policies of the TSX require that our company obtain disinterested shareholder approval for the proposed increase in the number of shares of Common Stock issuable under the DSUP. Accordingly, the affirmative vote of the holders of a majority of the shares, other than votes attaching to the 3,095,895 shares of Common Stock, representing approximately 52.1% of the issued and outstanding shares of our common stock, beneficially owned by directors, officers and nominees of our company entitled to receive a benefit under the DSUP, present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the increase in the number of shares of Common Stock issuable under the DSUP by 200,000 shares.

     The following resolution will be submitted for a shareholder approval at the Meeting:

     “RESOLVED that the increase in the number of shares common stock issuable under CounterPath Corporation’s Deferred Share Unit Plan by 200,000 shares is hereby approved, ratified and confirmed.”

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE DSUP BY 200,000 SHARES.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Meeting of stockholders. To be eligible for inclusion in our 2019 proxy statement, your proposal must be received by us no later than 120 days before August 10, 2019 and must otherwise comply with Rule 14a-8 under the Exchange Act. While our Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2019 Meeting stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

     You may write to the Corporate Secretary of our company at our principal executive office by sending communications to “The Corporate Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 – 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada, V7X 1M3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCKHOLDER COMMUNICATIONS

     You must include your name and address in any such written communication and indicate whether you are a shareholder of our company.

     Our Corporate Secretary will compile all communications addressed to the Board, a committee of the Board or a specific director, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate director or directors or committee chair. Complaints regarding accounting, internal controls or auditing will be forwarded to the chair of the Audit Committee. Our Corporate Secretary will not forward non-substantive communications or communications that pertain to personal grievances to directors, but will instead forward them to the appropriate department within our company for resolution. Our Corporate Secretary will retain a copy of such communications for review by any director upon his or her request.

     Any stockholder communication marked “confidential” will be logged by our Corporate Secretary as “received” but will not be reviewed, opened or otherwise held by our Corporate Secretary. Such confidential correspondence will be immediately forwarded to the addressee(s) without a memo or any other comment by our Corporate Secretary.

     Communications from an employee or agent of our company will be considered stockholder communications under this policy if made solely in his or her capacity as a stockholder. No communications from a director or officer of our company will be considered stockholder communications under this policy. In addition, proposals submitted by stockholders for inclusion in our annual proxy statement, and proposals submitted by stockholders for presentation at our annual stockholders meeting, will not be considered stockholder communications under this policy. Written communications submitted by stockholders recommending the nomination of a person to be a member of our Board will be forwarded to the independent members of the Board.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended April 30, 2018. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of August 13, 2018, but does not constitute a part of the proxy soliciting material.

AVAILABILITY OF FORM 10-K

     A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2017 which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of Common Stock upon written request to “The Corporate Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

REGISTRAR AND TRANSFER AGENT

     Our registrar and transfer agent is Computershare Trust Company of Canada, 3rd Floor, 510 Burrard Street, Vancouver, B.C., V6C 3B9.

ADDITIONAL INFORMATION

     Additional information relating to our company is available on SEDAR at www.sedar.com and on the SEC website at www.sec.gov. Financial information relating to our company is provided in our company's comparative financial statements and management's discussion and analysis for the financial year ended April 30, 2017. Stockholders may contact our company to request copies of financial statements and management's discussion and analysis at the following address: “The Corporate Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

OTHER MATTERS TO COME BEFORE THE MEETING

     In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended April 30, 2018 and April 30, 2017, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

     Our Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board

Dated: August 16, 2018

EXHIBIT A

CORPORATE GOVERNANCE DISCLOSURE

The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”). The section references are to Form 58-101F1 in accordance with NI 58-101.

1.	Board of Directors

	(a)	Steven Bruk, Chris Cooper, Bruce Joyce and Larry Timlick are independent directors(1).

	(b)	Directors that are not considered independent under National Instrument 52-110 (“NI 52-110”) and the basis for that determination are as follows:

Director	Basis for Non-Independence (1)
Donovan Jones	Acts as our President and Chief Executive Officer and therefore is an executive officer of the company and not independent.
Owen Matthews	Mr. Owen Matthews is the son of Terence Matthews, the chairman of our company and is not considered independent because he is a family member of an executive officer, being the chairman.
Terence Matthews	As the chairman of our company, Mr. Matthews is not considered to be independent, as the chairman is considered an executive officer under NI 52- 110.

(1)	As defined by NI 52-110.

(c)

A majority of the directors of our company are not independent directors. The Board is comprised of four independent directors and three non-independent directors. At the present time, the Board (including all of the independent directors) is of the view that it is able to operate objectively and in the best interests of our company, notwithstanding that a majority of the directors are not independent under NI 58-101. The members of the Board possess sufficient public company and industry experience such that the Board, in its totality, is able to operate effectively. The Board encourages an atmosphere of candour and constructive dissent. Further, the directors of our company are aware of the laws requiring disclosure of conflicts of interest and the fact that our company will rely upon such laws in respect of any conflict of interest, including the obligation of a director to abstain from voting in respect of any matter involving a conflict of interest.

(d)	Directorships

The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Steven Bruk	None
Chris Cooper	Planet Mining Exploration Inc., Bullion Gold Resources Corp., Voltaic Minerals Corp., Fusion Gold Ltd., Magnitude Mining Ltd., Westridge Resources Inc.
Donovan Jones	None
Owen Matthews	None
Terence Matthews	Magor Corporation, Mitel Networks Corporation, ProntoForms Corporation
Larry Timlick	Para Resources Inc., Glance Technologies Inc., Legion Metals Corp.
Bruce Joyce	ProntoForms Corporation

(e)	Independent Directors’ Meetings

Members of management may be excluded from a portion of each regularly scheduled meeting of the directors, as required. Meetings where non-independent directors are not in attendance may be held as required by the independent directors; this is considered appropriate given our company’s overall governance.

(f)

Terence Matthews, the chairman of our company is not considered an independent director under NI 52-110. Collectively, the members of the Board possess sufficient public company and industry experience such that a lead independent director is not considered necessary at this time. The independent directors possess sufficient board and management experience such that they are able to operate effectively amongst themselves without the designation of a lead independent director. The Board encourages an atmosphere of candour and constructive dissent.

(g)	The attendance record of each director for all Board meetings held since the beginning of our company’s most recently completed financial year is set forth below:

Director	Number of Board Meetings Attended in Fiscal Year 2018
Steven Bruk	3 of 4(1)
Chris Cooper	3 of 4
Donovan Jones	4 of 4
Owen Matthews	3 of 4
Terence Matthews	4 of 4
Larry Timlick	4 of 4
Bruce Joyce	4 of 4

(1)	Mr. Bruk joined the Board on September 12, 2017.

2.	Board Mandate

The text of the board's written mandate is attached hereto as Appendix A.

3.	Position Descriptions

(a) The Board has established a written position description for its chairman and for the chairman of each committee of the Board.

(b) The Board has established a written position description for its Chief Executive Officer.

4.	Orientation and Continuing Education

(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the Code of Business Conduct and Ethics and Compliance Program, and the charters for each committee of the Board, each of which has been approved by the Board.

(b) The Board provides continuing education for its directors, as required, to maintain the skills and knowledge necessary to meet his or her obligations as directors.

5.	Ethical Business Conduct

The Board has adopted a written code of business conduct and ethics and compliance program (the “Code”). The Code was adopted by the Board on July 16, 2004 and amended April 24, 2008. The Code has been filed as an Exhibit to our Form 10-KSB filed on July 29, 2004 and the amended Code has been filed as an Exhibit to our Form 10-QSB filed on September 15, 2008. The Code is also available on our website at www.counterpath.com.

Employees, officers and directors and contractors are required read the Code and acknowledge through signature annually, that they understand the standards and policies contained in the Code and agree to comply fully with the standards, policies and procedures contained in the Code and our company’s related policies and procedures including the obligation to report any suspected violations of the Code.

The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy, the whistle-blower policy and such other policies that may be adopted from time to time. The Board conducts regular reviews with management for compliance with such policies.

6.	Nomination of Directors

(a)

Our independent directors meet at least twice yearly and are responsible for identifying new director nominees. All director nominees are recommended for nomination to the Board by a majority of our independent directors in a vote in which only independent directors participate.

(b)

In identifying candidates for membership on the Board, the independent directors take into account all factors they considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the independent directors are responsible for conducting background searches, and are empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

7.	Compensation

(a)

The Board has appointed a Compensation Committee, which is responsible for, among other things, developing our company’s approach to executive compensation and periodically reviewing the compensation of the directors.

(b)

The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other equity-based benefit plans, recommends changes or additions to those plans, and reports to the Board on compensation matters.

8.	Other Board Committees

None other than the audit committee and compensation committee.

9.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director's contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of our company's major needs. However, due to its stage of development and its need to deal with other urgent priorities, the Board has not yet implemented such a formal process of assessment.

10.	Director Term Limits and Other Mechanisms of Board Renewal

Our company has not adopted term limits for its directors. Our company has not adopted such term limits as it is of the view that an arbitrary term limit could force certain directors which have experience, expertise and operational insight as to the business of our company to not stand for re-election, thus depriving the Board of members that have key competencies that might not be easily replaced. The entire Board is responsible for assessing the effectiveness of the directors and renewal is one of the factors the Board utilizes in its evaluation.

11.	Policies Regarding the Representation of Women on the Board

Our company has not adopted a written policy relating to the identification of women directors. The Board is required to annually develop and update a long term plan for the composition of the Board and one of the factors that it considers is diversity, including gender diversity. Other factors that the Board takes into consideration are the current strengths, skills and experience on the Board, any planned retirement dates and the strategic direction of our company. Accordingly, the Board does not believe a written policy relating solely to the identification of women directors is necessary.

12.	Consideration of the Representation of Women in the Director Identification and Selection Process

The Board considers the diversity of the Board, including the level of representation of women, as one of the factors in identifying and nominating candidates for election or re-election to the Board of Directors. The other factors that the Board considers are: the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess; the competencies and skills that the Board considers each existing trustee to possess; the competencies and skills each new nominee will bring to the Board; the time and energy of the proposed nominee to devote to the tasks; and, the understanding by the proposed nominee of the nature of the business and operations of our company.

13.	Consideration Given to the Representation of Women in Executive Officer Appointments

The Compensation Committee considers diversity generally (which includes gender diversity) when recommending candidates as executive officers of our company in the same way the Board does with its evaluation of potential director nominees.

14.	Issuer’s Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

Our company has not adopted a target regarding women on the Board. Diversity, including gender diversity, is one of the factors that the Board considers in identifying and nominating candidates for election or re-election to the Board. The other factors that the Board considers are described in Item 12 above. The Board believes all of these factors are relevant to ensure high functioning board members and that establishing targets based upon only one of these factors may disqualify desirable trustee candidates.

Our company has not adopted a target regarding women in executive officer positions of our company. Our company believes that the Board needs to be able to assess a candidate’s qualities and competencies as a whole instead of emphasizing on gender, which also prevents situations where an individual could be perceived as not having been nominated solely on the basis of such individual’s merits.

15.	Number of Women on the Board and in Executive Officer Positions

None of the directors of our company are women. None of the executive officers of our company are women.

Appendix A

CounterPath Corporation
Board Mandate

Statutory Power of the Board

     The board of directors of CounterPath Corporation (the “Company”) is elected by the shareholders of the Company and has the statutory power and obligation to supervise the management of the Company. The role of the board is primarily one of stewardship. Although directors are elected by shareholders, a director’s duty is owed first and foremost to the Company and not to a particular constituency.

Fiduciary Duty and Duty of Care

     The board’s fundamental relationship with the Company is guided by a fiduciary principle that requires each director to act honestly and in good faith with a view to the best interests of the Company. In exercising their powers and discharging their duties, every director must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. These principles require a director to put the Company’s interests first, avoid conflicts of interest and avoid exploiting business opportunities of the Company for self-interest purposes. This mandate is not intended to expand upon the standards of conduct prescribed under statutory or regulatory requirements for directors of a corporation.

     The board may designate the officers of the Company, specify their duties and delegate to them powers to manage the day to day business and affairs of the Company. In addition, the board discharges its responsibilities through standing committees such as the audit committee and the compensation committee and may also periodically form special committees to address specific issues of a more short-term nature. The duties and responsibilities delegated to standing committees of the board are prescribed in the charters for such standing committees.

     Additionally, absent actual knowledge to the contrary, the board shall be entitled to rely on (i) the integrity of those persons or organizations within or outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such person or organization, and (iii) representations made by management and such persons or organizations in relation to any services provided by such persons or organizations to the Company and its subsidiaries.

Primary Board Roles

     The board’s primary roles are to oversee corporate performance and provide quality, depth and continuity of management to meet the Company’s strategic objectives. The board will focus its attention on the following key responsibilities:

• Appoint and oversee the Chief Executive Officer and other senior officers.

The board will appoint, monitor and evaluate the performance of the chief executive officer and key employees, settle the terms of employment of the chief executive officer and key employees, with input from the compensation committee, approve organizational changes and ensure that adequate planning is undertaken for management training, development and succession.

• Oversee strategy implementation and performance.

The board will review and evaluate a strategic planning process developed by management and will provide guidance regarding the process. The board will monitor management’s implementation of the process and provide ongoing advice on strategic planning matters for the Company. The board will provide guidance regarding changes required to improve corporate performance in terms of profitability, growth and competitive strength. The board will approve, at least on an annual basis, a business plan for the Company which takes into account, among other things, the opportunities and risks of the business.

• Monitor the financial performance of the Company and other financial reporting matters.

The board will approve the audited financial statements and interim financial statements of the Company, and the notes thereto and the management’s discussion and analysis accompanying such financial statements and such other financial reports as the board, with input from the audit committee, is required to approve from time to time in accordance with applicable securities laws and the rules of any stock exchange on which the Company’s securities are listed for trading.

• Identify and oversee management of principal business risks.

The board will, among other actions, require periodic reports from management describing the Company’s programs and systems for identifying financial and other business risks and for managing such risks and protecting corporate assets such as intellectual property, confidential information, physical property and employees. The board will provide advice to management regarding any changes or improvements necessary or desirable to improve the Company’s management of its principal business risks.

• Monitor the legal and ethical performance of the Company.

The board will seek assurances that the Company adheres to and complies with all applicable laws and legal standards and ensure that processes and policies are established and communicated to management and other employees to encourage appropriate attention to legal compliance issues, including compliance with contractual obligations and claims against the Company, as well as timely reporting of significant legal matters to the board.

The board will seek assurances from the chief executive officer, the Corporate Counsel and management that the company’s business is conducted in a manner that reflects strict adherence to the Code of Business Conduct and Ethics and Compliance and core corporate values and that the chief executive officer and management create a culture of integrity throughout the Company.

• Maintain shareholder relations.

The board will seek assurances from management that the Company makes complete, accurate and timely disclosure of material information and complies with disclosure requirements prescribed in securities legislation. The board will ensure that the Company makes such disclosure directly to shareholders or indirectly to shareholders through the financial press, analysts, employees and other corporate stakeholders and regulatory authorities with regard to the plans, decisions, prospects and financial results of the Company and receives feedback from such stakeholders.

• Oversee internal control and management information systems.

The board, or such committee as designated by the board, will review periodic reports describing the Company’s internal control systems and management information systems and provide advice on changes required to improve the adequacy of the systems as well as oversee the Company’s compliance with applicable audit, accounting and financial reports and requirements.

The Board’s Commitment

     The board undertakes to maintain an independent view of the Company’s strategic direction, the chief executive officer and management. The board will continually seek to improve its effectiveness by:

  creating an atmosphere of intellectual honesty and promoting a culture of integrity within the Company and adherence to core corporate values;

  preparing for and attending board meetings and promoting open, constructive and critical dialogue among board members and between board members and management;

  keeping up to date on the Company, its business, principal risks and strategy, and engaging in dialogue inside and outside the boardroom on substantive issues;

  stating questions and concerns regarding the Company, its business, principal risks or other matters or issues as they arise;

  sharing perspectives, experience and judgment with and providing guidance and strategic direction to management;

  continually assessing management’s operational performance in executing the Company’s business plan and evaluating the adequacy of controls in audit and performance;

  declaring any conflicts of interest, real or perceived;

  continually seeking ways to assess and improve overall board performance; and

  adhering to this mandate and reviewing and reassessing the adequacy of the mandate at least annually.

Majority Voting Policy

     For so long as the Company has securities listed for trading on the Toronto Stock Exchange (the “TSX”), the following will apply in connection with a meeting of stockholders of the Company for the purpose of electing directors (each, a “Director”) to the Company’s board of directors:

     Each Director must be elected by a majority (50% + 1 vote) of the votes cast with respect to his or her election other than at contested meetings (i.e., a meeting at which the number of directors nominated for election is greater than the number of seats available on the board). Any nominee who receives a greater number of votes “withheld” than votes “for” will tender his or her resignation to the Chairman of the board promptly following the meeting stockholders at which Directors are nominated for election. The Company’s Independent Directors will consider the offer of resignation and will make a recommendation to the board on whether to accept it. In considering whether or not to recommend acceptance of the resignation, the Independent Directors will consider all factors deemed relevant by its members. The board will be expected to accept the resignation absent exceptional circumstances. The board will make its final decision and announce it in a press release within 90 days following the relevant stockholders’ meeting. A Director who tenders his or her resignation pursuant to this policy will not participate in any meeting of the board at which the resignation is considered.

     Where the board accepts the resignation of a Director, the board may, subject to applicable laws, the articles and/or bylaws of the Company and any previously-passed stockholders resolutions, exercise its discretion with respect to the resulting vacancy and may, without limitation, leave the vacancy unfilled until the next annual meeting of stockholders, fill the vacancy through the appointment of a new Director whom the board considers to merit the confidence of the stockholders, or call a special meeting of stockholders to elect a new nominee to fill the vacant position. If any Director fails to tender his or her resignation as contemplated by this policy, the board will not re-nominate that Director at the next election.

EXHIBIT B

EMPLOYEE SHARE PURCHASE PLAN

See attached document

COUNTERPATH CORPORATION

EMPLOYEE SHARE PURCHASE PLAN

Adopted October 1, 2008

Amended November 6, 2008, October 22, 2009, September 10, 2015, November 2, 2015 and <>, 2018

COUNTERPATH CORPORATION

EMPLOYEE SHARE PURCHASE PLAN

Table of Contents

1.	Purpose of the Plan	2
2.	Definitions	3
3.	Eligibility for Membership in the Plan	6
4.	Contributions	6
5.	Dividend and Interest Payments and Voting Rights	7
6.	Purchase of Shares	8
7.	Vesting of Contributions	8
8.	Withdrawals, Transfers, Sales and Suspensions	9
9.	Distribution on Retirement, Termination of Employment or Death	10
10.	Distribution of Benefits on Termination of Membership	10
11.	Amendment or Termination of Plan	11
12.	Trustee	12
13.	Administration	13
14.	Market Fluctuation and Selling of Shares	13
15.	Miscellaneous Provisions	13
Appendix A – Form of Election to Purchase Shares		16
Appendix B – Form of Instrument Changing Employee Contribution Level		17
Appendix C – Form of Withdrawal, Transfer or Sale of Shares		18
Appendix D – Form of Instrument Suspending Contributions		20
Appendix E – Form of Instrument Resuming Contributions		21
Appendix F – Form of Instrument Cancelling Participation		22

1.	PURPOSE OF THE PLAN

1.1	The Company hereby establishes a share purchase plan (the “Plan”) for the Employees of the Company and its Subsidiaries.

1.2	Subject to all required regulatory approvals, this Plan shall be effective as of and from October 1, 2008 (the “Commencement Date”) until the Expiry Date, unless earlier terminated as provided herein.

1.3	The purpose of this plan is to give employees of the Company access to another equity participation vehicle by way of an opportunity to purchase common shares of the Company through payroll

2

deductions and encourage them to use their combined best efforts on behalf of the Company to improve its profits through increased sales, reduction of costs and increased efficiency.

2.	DEFINITIONS

2.1	In this Plan, the following terms shall have the meanings set forth below.

(a)

“Account(s)” means one or more of a Cash Account, an RRSP Account, or a TFSA Account created by the Trustee for a Participant, in which the assets held by the Trustee for such Participant under the terms of this Plan are held and recorded.

(b)

“Acquirer” means the successor to all or substantially all of the assets or capital shares of the Company, or any other successor of the business of the Company as determined by the Board of Directors, in either case pursuant to a Change of Control, and includes the affiliated entities of any such successor;

(c)

“Basic Compensation” means the base salary received by an Employee in the applicable Pay Period but does not include, without limitation, overtime pay, commissions, bonus payments, or the value of other benefits or amounts contributed by the Company under this Plan.

(d)

“Board of Directors” means the board of directors of the Company, or if the Board of Directors has delegated administration of the Plan to a compensation committee, then “Board of Directors” shall mean such compensation committee.

	(e)	“Business Day” means any day other than a Saturday, Sunday or statutory or civic holiday on which chartered banks in Vancouver, British Columbia are open for business.

	(f)	“Cash Account” means an account, which is not a registered retirement savings plan account, created by the Trustee for a Participant in which the assets subject to this Plan are held and recorded.

(g)

“Cessation Date” means the date that the Participant ceases for any reason (other than death or Retirement, but otherwise including, without limitation, resignation, Disability, or termination of employment with or without cause), to render Service to the Company or a Subsidiary; provided, that, notwithstanding any other term or provision of this Plan, in the event of the termination of the Participant’s Service without cause, the Cessation Date shall be the date the Participant is given actual notice of termination by the Company or a Subsidiary, without reference to any period of notice of termination to which the Participant may be entitled at law or pursuant to any employment agreement, whether or not such termination has been effected in accordance with applicable law.

(h)

“Change of Control” means (i) a merger, amalgamation, consolidation, reorganization or arrangement of the Company with or into another corporation (other than a merger, amalgamation, consolidation, reorganization or arrangement of the Company with one or more of its related entities (as defined in NI 45-106); (ii) a tender offer for all or substantially all of the outstanding common shares of the Company; (iii) the sale of all or substantially all of the assets of the Company; or (iv) any other acquisition of the business of the Company as determined by the Board of Directors.

	(i)	“Commencement Date” has the meaning set forth in Section 1.2 of this Plan.

(j)

“Company” means CounterPath Corporation, and any successor company resulting from the amalgamation of the Company and any other company or other entity resulting from any other form of corporate reorganization thereof.

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(k)

“Disability” means the inability of the Participant to engage in substantial gainful activity by reason of a medically determinable physical or mental impairment (which state shall be determined by the Company on the basis of such medical evidence as the Company deems warranted in the circumstances).

(l)

“Election to Purchase Shares” means an election, substantially in the form as set forth in Appendix A hereto, setting out the terms of an Employee’s election to participate in, and purchase Shares under, the Plan.

(m)

“Employee” means a person (including a resident of the United States or outside of North America) under a permanent full-time or part-time contract of employment with the Company or a Subsidiary who participates in the Company’s or any of its Subsidiaries’ regular benefit plans (which fact shall be determined exclusively by the Board of Directors) including, without limitation, any such person who is also an officer or a director of the Company or a Subsidiary.

(n)	“Expiry Date” means October 1, 2028.

(o)

“Exchange” means the Toronto Stock Exchange in the case of shares purchased in Canada and the NASDAQ in the case of shares purchased in the United States or any other share exchange upon which the Shares are then listed and traded.

(p)

“form” means any paper-based, web-based or any other electronic form as determined by the Company from time to time and includes the forms attached hereto which may be delivered, executed or otherwise completed in a method determined by the Company including the determination that such delivery, execution or completion be by way of any electronic or web- based means.

(q)	“Insider” has the meaning set forth in the Securities Act and includes associates and affiliates (as such terms are defined by the Exchange) of the Insider.

(r)

“Market Price” means the closing trading price of the Shares on the Exchange on such date in question, or, if Shares were not traded on such date on the Exchange, then on the preceding trading day during which a trade occurred.

(s)	“Matching Assets” means all dividends and other assets allocated to a Participant’s Account on account of the Matching Shares.

(t)	“Matching Shares” means Shares issued by the Company, or purchased by the Trustee on behalf of the Company, as contemplated by Section 4.2 of this Plan.

(u)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions, promulgated under the Securities Act, as such instrument may be amended from time to time, or any successor instrument thereto;

(v)

“Participant” means any eligible Employee (as determined solely by the Board of Directors) who has elected to participate in the Plan, who has submitted an Election to Purchase Shares and who has not subsequently withdrawn from the Plan.

(w)	“Participant Assets” means all dividends and other assets allocated to a Participant’s Account on account of the Participant Shares.

(x)	“Participant Shares” means Shares purchased by the Trustee on behalf of the Participant with monies contributed by the Participant.

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(y)	“Pay Period” means the normal weekly, bi-weekly or monthly pay period as determined by the Company from time to time.

(z)	“Payroll Administrator” means, initially, ADP and thereafter the Payroll Administrator selected by the Company, and the successor or successors thereto from time to time.

(aa)

“Purchase Price” means, on any particular day with reference to Shares, the volume weighted average trading price of the Shares on the Exchange for the five trading days immediately preceding the end of the month in question as determined by the Company.

(bb)	“Retirement” means retirement at age sixty-five (65) or older.

(cc)	“RRSP Account” means a registered retirement savings plan account.

(dd)	“Securities Act” means the Securities Act (British Columbia), as the same may be amended from time to time.

(ee)	“Service” means continuous service to the Company or any of its Subsidiaries as an Employee.

(ff)

“Share Compensation Arrangement” means a plan or program established or maintained by the Company providing for the acquisition of securities of the Company as compensation or as an incentive or benefit for services provided to the Company.

(gg)

“Shares” means the common shares in the capital of the Company as presently constituted; provided that upon any subdivision, consolidation or reorganization of such shares or other change in the corporate structure or share capital of the Company, “Shares” shall mean such ordinary shares as are subdivided, consolidated, reorganized or changed, with such adjustment in the number thereof as may be thereby deemed appropriate by the Company.

(hh)

“Subsidiary” means a corporation (located in Canada, the United States or outside of North America) or other entity which is controlled by the Company. For the purposes of this definition, the Company controls a body corporate or other entity if:

	(i)	in the case of a body corporate:

A.

securities of the body corporate to which are attached more than 50% of the votes that may be cast to elect directors of the body corporate are held, other than by way of security only, by or for the benefit of the Company, and

	B.	the votes attached to those securities are sufficient, if exercised, to elect a majority of the directors of the body corporate; and

	(ii)	in the case of an entity other than a body corporate, more than 50% of the voting or equity interests of such entity are controlled, directly or indirectly, by or for the benefit of the Company.

(ii)	“TFSA Account” means a tax-free savings account.

(jj)	“Trustee” means the agent or agents of the Plan appointed by the Company in accordance with Section 12.1 of this Plan, and the successor or successors thereto from time to time.

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3.	ELIGIBILITY FOR MEMBERSHIP IN THE PLAN

3.1

The Plan is open to all eligible Employees (as determined solely by the Board of Directors) at any time after the Employee has completed his/her probationary employment period with the Company subject to the rules set forth below. Participation in the Plan is entirely voluntary.

(a)

Enrolment. An Employee shall become a Participant by duly executing and delivering to the Company an Election to Purchase Shares; provided that, the Participant’s participation in the Plan shall only be effective on the first day of the first Pay Period following the date that is thirty (30) days after such Election to Purchase Shares is received by the Company. The Election to Purchase Shares authorizes the Company or a Subsidiary, as applicable, to make regular payroll deductions for contributions to the Plan in respect of Participants.

(b)

Termination of Employment. Participation in the Plan shall cease on the Cessation Date (in the event that the Participant’s Service is terminated for any reason other than death or Retirement) or the death or Retirement of the Employee, whichever is first to occur.

(c)

Re-Employment. Except in cases of leave of absence approved in writing by the Company or a Subsidiary, a former Employee who is subsequently re-employed by the Company or a Subsidiary shall be considered a new Employee for the purposes of the Plan.

(d)

Leave of Absence. A Participant who is on leave of absence or is absent due to illness or Disability shall not be permitted to make any contribution for that period of absence; during that period of absence, such Participant shall be deemed to remain in the employ of the Company or a Subsidiary for all other purposes of the Plan.

(e)

Election to Purchase Shares. Each Employee who requests information about the Plan shall have delivered to him or her a copy of the Plan together with an Election to Purchase Shares to become a Participant. Execution of an Election to Purchase Shares by the Employee and admittance by the Company of the Employee as a Participant shall be deemed to be an acceptance by the Employee of the terms and forms of the Plan without further action or other formality.

(f)

Plan Shares. The Participant Shares that may be purchased by the Trustee from the Company on behalf of the Participants, and, the Matching Shares that may be issued by the Company to the Trustee on behalf of the Participants, in accordance with the terms of the Plan at any time, shall be authorized and unissued Shares of the Company in an amount up to but not exceeding an aggregate of 220,000 Shares, and such number of Shares shall be set aside for the purposes of the Plan. The Company reserves the right to allocate Shares to Participants on a pro-rata basis should the number of Shares to be purchased or issued under the Plan exceed 220,000 Shares.

(g)

Price of Shares. The price at which Participant Shares purchased from the Company and Matching Shares issued by the Company in accordance with the terms hereof shall be the Purchase Price or the price at which purchased on the open market.

4.	CONTRIBUTIONS

4.1	Employee Contributions.

(a)

Each Participant shall contribute through payroll deductions to the Plan in each Pay Period, at the Participant’s option as designated by the Participant, an amount equal to or between the following minimum and maximum amounts (in whole percentages only):

(i) a minimum of one percent (1%) of the Participant’s Basic Compensation; and

(ii) a maximum of six percent (6%) of the Participant’s Basic Compensation.

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(b)

If a Participant is resident in Canada, a Participant shall be permitted to contribute Participant Shares and Matching Shares to such Participant’s RRSP Account or TFSA Account. The Participant is solely responsible for ensuring that contributions made to the Plan do not exceed the maximum dollar limit under the Income Tax Act (Canada) for contributions to registered retirement savings plans. For greater certainty, neither the Company nor any Subsidiary nor the Trustee shall be responsible for any taxes or penalties that result from a breach of the maximum dollar limit under the Income Tax Act (Canada).

(c)

The Company or a Subsidiary, as agent of the Participant, shall make (or direct the Payroll Administrator to make) the payroll deductions required by the terms of the Plan and pay (or direct the Payroll Administrator to pay) the Participant’s contribution to the Trustee in accordance with Section 4.1(e) below, and the Company, its Subsidiaries and each Payroll Administrator is authorized by the Participant to do so by such Participant’s execution of an Election to Purchase Shares.

(d)

The Participant may change his or her contribution level twice in any 12 month period by filing a form with the Company, substantially in the form as set forth in Appendix B hereto (or other applicable form as provided by the Trustee), indicating the change to the Company, at least 30 days prior to the applicable effective date of such change.

(e)

On the last day Business Day of each month, the Company shall (or shall direct the Payroll Administrator to) forward all monies deducted from Participants by means of payroll deductions (as provided in Section 4.1 hereof), to the Trustee who shall hold such monies for the benefit of each of the Participants (subject to the provisions of Section 7 hereof). The Trustee shall maintain a separate Account or Accounts for each Participant to which shall be credited all of such Participant’s contributions.

4.2

Corporate Contribution. On the last Business Day of each month, the Company will either (1) forward monies equal to fifty (50%) of the Participant’s contributions such that the Trustee may acquire Matching Shares equal to fifty (50%) of the aggregate number of Participant Shares purchased by the Trustee on behalf of the Participants for such month as set out in Section 6 herein, or (2) issue to the Trustee that number of Matching Shares equal to fifty (50%) of the aggregate number of Participant Shares purchased by the Trustee on behalf of the Participants for such month. All Matching Shares so issued or purchased shall be immediately released and transferred to the Participant’s Cash Account, RRSP Account, or TFSA Account, as directed by the Participant, for the benefit of the Participant.

4.3

Tax Treatment of Contributions. The tax ramifications for Participants participating in the Plan will depend on a number of factors, including whether or not a Participant elects to purchase Shares pursuant to the Plan in an RRSP, TFSA, 401K, or other Account. Participants should note that income tax laws are subject to change and such changes may affect the tax treatment of the Plan and the Participant’s individual tax treatment. Participants should consult their tax advisors to determine their individual tax treatment in connection with their participation in the Plan. The Corporation will withhold appropriate income taxes and other required withholdings on the basis of each Participant’s actual salary.

4.4

Costs and Expenses. The Company or its Subsidiaries shall pay all administration expenses in connection with the operation of the Plan, including, without limitation, all commissions for purchases of Shares. Commissions, taxes and all governmental or other charges in connection with sales, as well as all charges for or associated with any transfers, withdrawals or personal administrative requests, are payable by the Participant who orders the transaction for his or her Account.

5.	DIVIDEND AND INTEREST PAYMENTS AND VOTING RIGHTS

5.1

Dividends and Interest. Dividends on Shares will be allocated to the appropriate Accounts by the Trustee upon receipt of such amounts by the Trustee. Cash dividends are reinvested in the Shares as soon as possible subject to available trading volumes. Contributions are withheld by the Trustee without interest or benefit accruing to the Participant.

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5.2

Reports and Voting. The Trustee will deliver to each Participant, as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its shareholders. There is no charge to the Participants for the Trustee’s retention of share certificates, or in connection with the notices, proxies or other such material. The full Shares in each Participant’s Account shall be voted in accordance with such Participant’s signed proxy instructions duly delivered. In the absence of such instructions, the Shares will not be voted. In the alternative, the Trustee may sign a proxy granting a Participant a right to vote, on behalf of the Trustee, the Shares held by the Trustee in the Participant’s Account.

6.	PURCHASE OF SHARES

6.1

Purchase of Participant Shares. On the last Business Day of each month, the Trustee shall pool all contributions received from the Participants and the Company during such month and shall forthwith, at the written direction of the Company, either:

(a)	subscribe for and purchase from the Company such number of Participant Shares, at the Purchase Price, that those contributions can buy; or

(b)

purchase through a stock broker on the open market through the facilities of the Exchange such number of Participant Shares, at the price on the open market, that those contributions can buy; provided that if such purchase cannot be completed within fifteen (15) days, then the Trustee shall purchase the Participant Shares from the Company as provided for in Section 6.1(a) hereof.

     Such direction by the Company to the Trustee shall be and remain effective until the Company provides a subsequent direction to the Trustee. The Company shall pay all brokers’ commissions, or similar fees, incurred in connection with any purchases of Shares by the Trustee. The Company shall have no control over the timing or price of Participant Shares purchased on the open market in accordance with Section 6.1(b) .

6.2

Issuance of Matching Shares. On the last Business Day of each month, if applicable, the Company shall issue to the Trustee such number of Matching Shares equal to fifty (50%) of the aggregate number of Participant Shares purchased by the Trustee pursuant to Section 6.1 above.

6.3

Share Certificates. Certificates or an applicable book entry representing the Shares purchased, issued or otherwise received by the Trustee pursuant to the Plan shall be registered in the name of the Trustee and shall be held by the Trustee for the benefit of the Company and the Participants in accordance with the terms of this Plan.

6.4

Crediting of Shares to Accounts. The monthly aggregate number of Shares purchased by the Trustee with the contributions made by the Participants shall be allocated by the Trustee to each Account of the Participants, in proportion to the contributions made by or on behalf of the Participant. If applicable, the monthly aggregate number of Matching Shares issued by the Company to the Trustee shall be allocated by the Trustee to each Account of the Participants, as being attributable to the Participant in respect to whom such Matching Shares were issued. Allocations of fractional shares shall be permitted.

     Stock dividends, stock splits, or both, as applicable, in respect of Shares that are held in the Participant’s Account will be credited to the Account without charge. Distributions of other securities (except pursuant to a merger, consolidation or other reorganization of the Company) and rights to subscribe may be sold and the proceeds will be handled in the same manner as a cash dividend.

7.	VESTING OF CONTRIBUTIONS

7.1

Participant Shares. All Participant Shares, Participant Assets, Matching Shares and Matching Assets shall be fully vested immediately upon receipt of such Shares or assets, as applicable, by the Trustee.

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7.2

Rights of Matching Shares The Matching Shares shall have the same rights (including, without limitation, voting, dividend or liquidation rights) as the Company’s common shares and shall be eligible for inclusion in an RRSP or TFSA.

7.3

Termination of Service. On the termination of the Participant’s Service for any reason: (i) the Participant Shares and Participant Assets, and (ii) any and all Matching Shares and Matching Assets, shall be dealt with as provided in Section 9.

8.	WITHDRAWALS, TRANSFERS, SALES AND SUSPENSIONS

8.1

Withdrawal, Transfer or Sale. At the end of any month and subject to prior express notice to the Company and the Trustee (such notice being in a form as determined by the Company and the Trustee), a Participant may withdraw, transfer or sell up to 100% of the Shares in such Participant’s Account; provided that during the previous twelve (12) calendar months such Participant has not made more than one other withdrawal, transfer or sale from the Plan. After obtaining approval from the Company for such withdrawal, transfer or sale, the Trustee shall satisfy such withdrawal, transfer or sale request by: (i) in the case of a withdrawal or transfer request, delivering all Shares (other than fractional Shares) requested to be withdrawn or transferred by the Participant, held in the Participant’s Account, to the Participant or such third party as designated by the Participant, and (ii) in the case of a sale, by selling all Shares (other than fractional Shares) requested to be sold by the Participant, held in the Participant’s Account, and distribute the cash proceeds to the Participant, less any commissions or fees, as applicable, provided that any such sale of Shares is in accordance with Section 14.2. No withdrawal or transfer of any cash amount in a Participant’s Account shall be permitted as part of a withdrawal or transfer of Shares from such Account pursuant to the provisions of this Section 8.1. The value of any fractional Shares requested to be withdrawn, transferred or sold shall be converted to cash by the Trustee and allocated to such Participant’s Account for payment to such Participant.

     If a Participant makes two withdrawals, transfers or sales from the Plan in any twelve (12) month period pursuant to the provisions of Section 8.1 hereof, then such Participant shall be prohibited from making further contributions to, or withdrawals, transfers or sales from, the Plan (other than a withdrawal, transfer or sale of the remaining assets in such Participant’s Account upon termination of such Participant’s membership in the Plan as set forth in Section 10 hereof) until the first Business Day of the month following the first anniversary of such second withdrawal, transfer or sale. The form to be used by a Participant for the withdrawal, transfer or sale of Shares shall be substantially in the form as set forth in Appendix C hereto, which shall indicate, among other things, the number of Shares such Participant wishes to withdraw, transfer or sell and, in the case of a withdrawal or transfer, the particulars relating to the registration of the Shares that are to be delivered, if any.

     Notwithstanding the foregoing, the Company, in its sole discretion, has the right to vary or amend the number of withdrawals, transfers or sales permitted by any Participant in accordance with this Section 8.1 based on extenuating circumstances or compassionate grounds. Such variance or amendment shall only apply to the Participant in question.

8.2

Suspension of Contributions. A Participant may elect at any time to suspend contributions to the Plan by giving at least thirty (30) days prior express written notice to the Company to that effect. During such period of suspension, the rights and obligations of such Participant, the Company and its Subsidiaries, and the Trustee shall remain in full force and effect. A Participant who has suspended contributions under this Section 8.2 may resume contributions to the Plan on a subsequent date by express written notice to the Company to that effect at least thirty (30) days prior to such date. The form to be used by a Participant for such a suspension shall be substantially in the form as set forth in Appendix D hereto. The form to be used by a Participant to resume contributions to the Plan shall be substantially in the form as set forth in Appendix E hereto.

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9.	DISTRIBUTION ON RETIREMENT, TERMINATION OF EMPLOYMENT OR DEATH

9.1

Termination of Employment or Retirement of Participant. A Participant whose Service is terminated for any reason other than death, or a Participant who retires, must withdraw or otherwise transfer all of the Participant Shares, Participant Assets, Matching Shares and Matching Assets in the Participant’s Account within ninety (90) days of such termination of Service (for greater certainty, the number of Matching Shares to be released to the Participant under this Section 9.1 shall be determined as of the date the actual notice of termination of Service is given by the Corporation to the Participant without reference to any “notice period” or “severance period” or any other period after the date that actual notice of termination of Service is given) or retirement. In the absence of specific instructions as to the method of distribution or transfer within the said ninety (90) day period, Participant shall be deemed to have elected to request that:

(a)

such Shares in the non-registered component of his or her Cash Account be transferred to an account in his or her name administered by the Trustee (ongoing administration costs being borne by the Participant); and

(b)

if the Participant’s Shares are held in his or her RRSP Account, such Shares be transferred to a registered retirement savings plan of the former Participant under a group plan trusteed by the Trustee (ongoing RRSP administration costs being borne by the Participant); and

(c)

if the Participant’s Shares are held in his or her TFSA Account, request such Shares and be transferred to a TFSA of the former Participant under a group plan trusteed by the Trustee (ongoing TFSA administration costs being borne by the Participant).

9.2

Death of Participant. Following the death of a Participant, the Shares and other assets in such Participant’s Account will be distributed by the Trustee to such Participant’s estate or Account beneficiary, if any. The distribution shall be made by the Trustee in accordance with the written instructions of the legal representative of the Participant’s estate (provided that the Trustee has been provided with all relevant supporting documentation that it customarily requires) or by the Account beneficiary by:

	(a)	the delivery of all Shares (other than any fractional Shares) and any cash held in the Participant’s Account;

	(b)	the distribution of cash realized from the sale of such Shares by the Trustee;

	(c)	a transfer to another registered retirement savings plan, if permitted by law; or

	(d)	a combination thereof.

     The value of any fractional Shares shall be distributed in cash in an amount equal to the fraction multiplied by the Market Price on the Business Day prior to the date of payment. If the legal representative of the Participant’s estate or Account beneficiary fails to make an election within ninety (90) days of the Participant’s death, then the Trustee shall make delivery in accordance with the provisions set forth in Section 9.2(a) above.

9.3	Notifications to Trustee. The Company shall notify the Trustee in writing upon the Retirement, termination of employment or death of a Participant.

10.	DISTRIBUTION OF BENEFITS ON TERMINATION OF MEMBERSHIP

10.1

Cancellation of Participation. A Participant may cancel his or her Election to Purchase Shares at any time by express notice of cancellation delivered to and receipted for by the Company and the Trustee (such notice being in a form as determined by the Company and the Trustee). Upon receipt of such notice of cancellation, the Trustee shall return to the Participant the appropriate portion of the Participant’s Account in the manner set out in Section 9.1 hereof. Payment thereof shall constitute a discharge of the Company’s

10

and its Subsidiaries’ obligations to the Participant under the Plan. If a Participant cancels his or her Election to Purchase Shares under the Plan, then the Participant shall not be entitled to rejoin or otherwise participate in such Plan until the first anniversary of such cancellation. The form to be used by a Participant to cancel his or her Election to Purchase Shares shall be substantially in the form as set forth in Appendix F hereto.

11.	AMENDMENT OR TERMINATION OF PLAN

11.1

Amendment or Termination. The Company reserves the right to discontinue use of payroll deductions at any time such action is deemed advisable, in its sole discretion. The Plan may be amended, altered or discontinued by the Company at any time, subject to obtaining: (i) any necessary approval of any applicable regulatory authority including, without limitation, the Exchange if the Shares are listed on the Exchange or any other stock exchange or market on which the Shares are then listed or admitted to trading; and (ii) if required by the rules of the Exchange if the Shares are listed on the Exchange, the approval of the shareholders of the Company in accordance with the rules, regulations and policies of the Exchange at a duly constituted meeting of shareholders (“Shareholder Approval”). Notwithstanding the foregoing, the following amendments to the Plan may be made by the Board without Shareholder Approval:

(a)

amendments of a technical, clerical or “housekeeping” nature, or to clarify any provision of the Plan, including without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;

	(b)	suspension or termination of the Plan;

(c)

amendments to respond to changes in legislation, regulations, instruments (including NI 45- 106), stock exchange rules (including the rules, regulations and policies of the Exchange) or accounting or auditing requirements;

	(d)	amendments respecting administration of the Plan;

	(e)	any amendment to the definition of “Employee”;

	(f)	any amendment to the definition of “Subsidiary”;

	(g)	changes to the vesting provisions for any outstanding Matching Shares;

	(h)	amendments to the Participant contribution provisions of the Plan;

	(i)	amendments to the withdrawal and suspension provisions of the Plan;

	(j)	amendments to the number or percentage of Matching Shares contributed by the Company;

	(k)	amendments to the termination provisions of the Plan;

	(l)	adjustments to reflect stock dividends, stock splits, reverse stock splits, share combinations or other alterations of the capital stock of the Company; and

	(m)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

Shareholder Approval will be required for the following types of amendments:

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(i)

amendments to the number of Shares issuable under the Plan, including an increase to the fixed maximum number of Shares or a change from a fixed maximum number of Shares to a fixed maximum percentage; and

(ii)	amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

     In the event of any conflict between subsections (a) to (m) and subsections (i) to (ii), above, the latter shall prevail to the extent of any conflict.

     In the event of any amendment or termination of the Plan in accordance with this Section 11, such amendment or termination will not result in the forfeiture of any funds deducted from the Basic Compensation of any Participant, or any dividends or other distributions in respect of the Participant Shares, effective before the effective date of amendment or termination of the Plan. In the event of any termination, each Participant shall be entitled to 100% of the Participant Shares, Participant Assets, Matching Shares and Matching Assets in the Participant’s Account as of the date of such termination, which shall be distributed to each Participant within ninety (90) days following termination of the Plan.

12.	TRUSTEE

12.1

The Company shall designate the Trustee to open and maintain Accounts for the benefit of the Participants and to arrange for purchases of the Participant Shares and receipt of the Matching Shares. The Company may, in its discretion, substitute another corporation as Trustee under the Plan and the Trustee may terminate its services, provided such substitution or termination, as the case may be, shall be on ninety (90) days notice given by the party effecting the action.

12.2

The Trustee is authorized and directed by the Company and the Participants to purchase Participant Shares and receive Matching Shares, provided that the Trustee has been provided with the contributions and necessary payroll information. The Trustee agrees to make such purchases of Participant Shares as soon as such contributions are received, and if such Participant Shares are being purchased on the open market subject to the trading volume of the Shares. Participant Shares shall be allocated absolutely, and Matching Shares shall be allocated subject to the terms and provisions of the Plan (including without limitation Section 7.2 hereof) by the Trustee to such Participant’s Account.

12.3

The Trustee shall maintain an Account for each Participant showing a record of the assets held in each such Participant’s Account under the Plan, and the interest accrued thereon, if any. The Trustee shall furnish to the Participants a summary by way of a password-protected web-page containing the following information:

	(a)	the total amount of the contributions made by such Participant; and

	(b)	the number of Shares in such Participant’s Account.

     Each such statement shall be deemed to have been accepted by the Participant as correct unless written notice to the contrary shall have been received by the Trustee within three (3) months of the date of such statement.

12.4

The Trustee shall be protected in acting and relying upon any written notice, certificate, confirmation, request, waiver, consent, receipt, statutory declaration or other paper or document (collectively referred to as the “Documents”) furnished to it and signed by any person required to or entitled to execute and deliver to the Trustee any such Documents in connection with any action or omission of the Trustee hereunder, not only as to its due execution and the validity and effectiveness of the Documents’ provisions, but also as to the truth and accuracy of any information therein contained, which the Trustee in good faith believes to be genuine.

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12.5	No amendment, change or modification to the Plan shall be made which will, without the Trustee’s consent, alter the duties of the Trustee under the Plan.

13.	ADMINISTRATION

13.1	The Trustee shall act on behalf of the Company and its Subsidiaries in the day-to-day administration of the Plan.

13.2

Subject to the provisions of the Plan, the Company shall be authorized to interpret the Plan and to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Company may correct any defect, supply any omission and reconcile any inconsistency in the Plan and, to the extent it shall be deemed desirable by the Company, to carry it into effect. The determinations of the Company in the administration of the Plan, as described herein, shall be final and conclusive. The Company shall provide the Trustee with written notice of any amendments or changes to the Plan as described herein.

14.	MARKET FLUCTUATION AND SELLING OF SHARES

14.1

THERE IS NO GUARANTEE UNDER THE PLAN AGAINST LOSS OF VALUE OF THE SHARES. IN SEEKING THE BENEFITS OF PARTICIPATION IN THE PLAN, AN EMPLOYEE MUST ACCEPT THE RISK OF A DECLINE IN THE MARKET PRICE OF THE SHARES AND THE TOTAL LOSS OF HIS OR HER INVESTMENT IN THE SHARES. Neither the Company nor its Subsidiaries nor the Trustee will bear any responsibility for any loss that may occur as a result of such market fluctuation or otherwise. Neither the Company nor its Subsidiaries nor the Trustee makes any representation or warranty that the Shares are suitable investments for any particular eligible Employee. Subject to Section 6, any purchase or sale of the Shares or any other security by the Trustee provided for in this Plan may be at such price or prices and at such time or times for the purchase or sale of such Shares or securities, as are readily available on the Exchange. Subject to Section 6, neither the Trustee nor the Company nor its Subsidiaries shall be liable for the failure to purchase or sell the Shares or any other securities at any particular price, time or at all.

14.2

Issuance and Selling of Shares. No Shares issued to the Participant, or on behalf of the Participant, may be sold by the Participant, or on behalf of the Participant, unless such sale is in accordance with all applicable securities laws and the Company’s insider trading policy in effect from time to time. Accordingly, the Trustee shall obtain the approval of the Company for each sale by or on behalf of a Participant to ensure compliance with all applicable securities laws and the Company’s insider trading policy.

15.	MISCELLANEOUS PROVISIONS

15.1	The fiscal year of the Plan shall coincide with the Company’s fiscal year end.

15.2

Subject to Section 12.5, the Company reserves the right, at any time, to make rules regarding the interpretation, implementation and organization of the Plan, to prescribe, modify, amend or rescind the provisions of this Plan or to suspend this Plan; provided that no prescription, modification, amendment, rescission or suspension shall deprive a Participant of benefits vested in the Participant under the Plan or divert the use of the funds in the Accounts for purposes other than the exclusive benefit of the Participants.

15.3	Participants shall provide to the Company, its Subsidiaries and the Trustee any information that might be required of them in the administration of this Plan.

15.4

Neither this Plan nor any Trustee agreement entered into between the Company and the Trustee pursuant to this Plan shall give any Employee the right to be employed, or to continue to be employed, by the Company or any of its Subsidiaries.

13

15.5

No right or interest of any Participant in or under this Plan shall be subject to assignment, sale, transfer, pledge, encumbrance or charge, in whole or in part, either directly or by operation of law or otherwise in any manner otherwise than by death or mental incompetency, and shall be exercisable, during the Participant’s lifetime, only by the Participant. No attempted assignment, sale, transfer, pledge, encumbrance or charge thereof shall be effective and any attempt to do so shall be void. Any attempt to violate the provisions of this Section 15.5 shall be deemed a decision by the Participant to terminate participation in this Plan whereupon all of the Employee’s contributions credited to a violating Participant’s Account shall be immediately refunded to the Participant and the Participant shall no longer be considered a participant in the Plan. The Company shall notify the Trustee in writing of the need for such a refund.

15.6

No Participant or any other person shall have any right in or to any part of the corpus or income of the Accounts of the Plan, or any part of the assets thereof (including, without limitation, the assignment of any part of the Plan as a pledge or collateral for any loan or debt), except as and when and to the extent expressly provided by the Plan.

15.7

Participation in the Plan will not give any Participant any right or claim to any payment except as such payment is provided for under the provisions of the Plan and only to the extent that assets are available in the hands of the Trustee for the making of such payment and to the extent provided for in the Plan.

15.8	Any act or matter to be taken or decided by the Company under the Plan may be taken by or decided by the Board of Directors or the Company unless otherwise expressly set forth in this Plan.

15.9

The laws of the Province of British Columbia shall apply to this Plan, any amendments thereto, and the administration thereof, and all rights and obligations thereunder shall be determined in accordance with such laws and according to such Province.

15.10

Any purchase, sale or offering of Shares under the Plan shall be made on the express condition that an application to purchase Shares may not be made, nor may the purchase of any Shares thereunder be effected, under circumstances which would constitute a violation of any applicable securities or other law or regulation or any listing requirement, by-law or regulation of the Exchange or any other stock exchange on which the Shares are listed. The operation of the Plan may be suspended at any time, in the discretion of the Company, if necessary to ensure compliance with any applicable securities or other law or regulation or any listing requirement, by-law or regulation of the Exchange or any other stock exchange on which the Shares are listed or proposed to be listed. The Shares under the Plan may not be offered, sold, transferred, pledged hypothecated or otherwise assigned in the United States or any other jurisdiction unless pursuant to an available exemption under applicable securities laws. The Shares under the Plan have not been registered under the United States Securities Act of 1933, as amended, nor qualified under or pursuant to the securities or “Blue Sky” laws of any state. The Company’s obligation to issue and deliver Shares is subject to the availability, on terms and conditions reasonably satisfactory to the Company, of an exemption from prospectus and registration requirements in respect of the issuance, sale and delivery of such Shares under applicable securities and “Blue Sky” laws.

15.11	The Plan is effective beginning on the Commencement Date and will terminate on the Expiry Date.

15.12

Nothing contained in this Plan shall restrict or limit or be deemed to restrict or limit the rights or power of the Board of Directors in connection with any allotment and issuance of any securities of the Company.

14

15.13

Any word contained herein importing gender shall include the masculine and feminine and neuter. All references in this Plan to the words “herein”, “hereby”, “hereto”, “hereof”, and words of similar import refer to this Plan as a whole and not to any particular Section, schedule or appendix unless otherwise stated or the context otherwise requires.

ADOPTED as of October 1, 2008, as amended November 6, 2008, October 22, 2009, September 10, 2015, November 2, 2015 and <>, 2018.

COUNTERPATH CORPORATION

By:
Name: Donovan Jones
Title: President and Chief Executive Officer

15

Appendix A – Form of Election to Purchase Shares
Employee Share Purchase Plan
effective __________________ , 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan

     The undersigned employee acknowledges that he/she has been advised by the Company of the Company’s employee share purchase plan (the “Plan”) that the undersigned is eligible to participate in the Plan and that the undersigned has received a copy of the Plan and has read and understands the terms of the Plan.

     The undersigned irrevocably accepts the terms, conditions and forms of the Plan and hereby elects to participate in the Plan and hereby directs and authorizes the Company to deduct from the undersigned’s salary, by way of payroll deduction on each Pay Period, the amount (the “Employee Contribution”) of _____% of the undersigned’s Participant’s Basic Compensation (minimum of 1% of the undersigned’s Participant’s Basic Compensation, maximum 6% of the undersigned’s Participant’s Basic Compensation, in whole percentages only). The Employee Contribution shall be used by the Trustee to purchase common shares (“Shares”) in the capital of the Company in accordance with the terms and subject to the conditions of the Plan.

     The undersigned hereby authorizes and directs the Trustee to purchase Shares on behalf of the undersigned in accordance with the terms of the Plan, and directs that the Shares be allocated by the Trustee to the Participant’s Account. In consideration of the Company establishing the Plan, the undersigned hereby irrevocably directs and authorizes the Trustee to carry out and perform the trusts created by the Plan and to hold the Shares purchased by the Trustee on behalf of the undersigned in accordance with the terms of the Plan and all of the rights, privileges and benefits conferred by the Plan for the benefit of the undersigned, on the terms and subject to the conditions contained in the Plan.

     In case of the undersigned’s death, the undersigned hereby designates that all assets then contained in the undersigned’s Account shall be distributed to ______________________ as my beneficiary for such assets. The name of the trustee, if any, in the event such beneficiary is a minor child is _______________________.

     Whenever used herein, any words or terms not otherwise defined in this Election to Purchase Shares, but defined in the Plan, shall have the meanings ascribed thereto in the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Please Print Name)

(Please Print Address)

16

Appendix B – Form of Instrument Changing Employee Contribution Level
Employee Share Purchase Plan
effective ____________________, 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan

     The undersigned employee hereby gives notice to, and directs, the Company to change the undersigned’s contribution to the Company’s employee share purchase plan (the “Plan”) to _______% of the undersigned’s Participant’s Basic Compensation (minimum of 1% of the undersigned’s Participant’s Basic Compensation, maximum 6% of the undersigned’s Participant’s Basic Compensation, in whole percentages only), to be calculated accordingly and deducted per Pay Period pursuant to the terms of such Plan.

      Whenever used herein, any words or terms not otherwise defined in this Instrument Changing Employee Contribution Level, but defined in the Plan, shall have the meanings ascribed thereto in the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)

17

Appendix C – Form of Withdrawal, Transfer or Sale of Shares
Employee Share Purchase Plan
effective___________________ , 2008

To:	COUNTERPATH CORPORATION (the “Company”),
Attention: Trustee, Employee Share Purchase Plan

     In connection with the Company’s employee share purchase plan (the “Plan”) and pursuant to the terms of the Plan, the undersigned employee hereby requests to:

[ ]	(1)	withdraw ___________ Shares from the undersigned’s account and register such Shares in the undersigned’s name and delivered to the undersigned’s address below;

[ ]	(2)	transfer __________ Shares from the undersigned’s account to ________________________, registered as follows ___________________________________;

[ ]	(3)	sell _____________ Shares from the undersigned’s account and forward the proceeds (net of fees, commissions and withholding taxes) to the undersigned by cheque at the address below;

[ ]	(4)	sell ____________ Shares from the undersigned’s account and transfer the proceeds (net of fees and commissions) to another RRSP Account or TFSA Account as set out below; and

[ ]	(5)	transfer ________________ Shares from the undersigned’s account to another RRSP Account or TFSA Account as set out below.

For requests to transfer Shares or cash to another financial institution:

Institution Name:

Institution Address:

Contact Name:

Contact Phone Number:

CUID:

RRSP/TFSA Account Details:

Account Number:

In the past 12 months, this withdrawal, transfer or sale is my:

First

Second	(I understand that I am restricted from making further contributions to, or withdrawals, transfers or sales from, the Plan for a period of 12 months from the date of this withdrawal, transfer or sale)

Third	(I understand that I must terminate my membership in the Plan with this withdrawal, transfer or sale)

18

     Whenever used herein, any words or terms not otherwise defined in this Withdrawal, Transfer or Sale of Shares, but defined in the Plan, shall have the meanings ascribed thereto in the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)

     The Company hereby authorizes the above withdrawal, transfer or sale by the Trustee.

COUNTERPATH CORPORATION

Per:
Name:
Title:

19

Appendix D – Form of Instrument Suspending Contributions
Employee Share Purchase Plan
effective ____________, 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan (the “Plan”)

      The undersigned employee hereby elects to suspend the undersigned’s contributions to the Plan until further notice, pursuant to the terms of the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)

20

Appendix E – Form of Instrument Resuming Contributions
Employee Share Purchase Plan
effective ______________, 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan (the “Plan”)

      The undersigned employee hereby requests to resume the undersigned’s contribution to the Company’s employee share purchase plan (the “Plan”) in an the amount of ______% of the undersigned’s Participant’s Basic Compensation (minimum of 1% of the undersigned’s Participant’s Basic Compensation, maximum 6% of the undersigned’s Participant’s Basic Compensation, in whole percentages only), pursuant to the Plan.

      Whenever used herein, any words or terms not otherwise defined in this Instrument Resuming Contributions, but defined in the Plan, shall have the meanings ascribed thereto in the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)

21

Appendix F – Form of Instrument Cancelling Participation
Employee Share Purchase Plan
effective ______________, 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan (the “Plan”)

      The undersigned employee hereby gives notice to, and directs, the Company to cancel the undersigned’s Election to Purchase Shares and the undersigned’s participation in the Plan, pursuant to the terms of the Plan.

      The undersigned hereby directs the Company and the Trustee to forward the assets in my account to which I am entitled pursuant to the terms of the Plan as follows:

[ ]	(1)

Please forward a share certificate to me, registered in my name as set forth below, for all of the Shares in my Account to which I am entitled. I understand that any fractional shares in my account will be converted to cash and forwarded to me, with any cash in my account, by cheque.

[ ]	(2)

Please transfer all of the Shares in my account to which I am entitled to _________________ , at the following address, ___________________________________registered as follows _____________________________. I understand that any fractional shares in my account will be converted to cash and forwarded to me, with any cash in my account, by cheque.

[ ]	(3)	Please sell all of the Shares in my account to which I am entitled and forward the proceeds (net of fees and commissions) to me by cheque.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)

22

COUNTERPATH

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by CounterPath Corporation (the "Company") to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the board of directors.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. The securities represented by this proxy will be voted by the appointed proxyholder in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof as the proxyholder in his or her sole discretion sees fit.
8. This proxy should be read in conjunction with the accompanying documentation provided by the Company.

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Proxies submitted must be received by 2:00 PM Pacific Time on September 18, 2018

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy.
Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

01FK5A

Appointment of Proxyholder

I/We being holder(s) of shares of Counterpath Corporation hereby appoint: Donovan Jones, or failing him David Karp,

OR

Print the name of the person you are appointing if this person is someone other than the Donovan Jones and David Karp.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the stockholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Stockholders of CounterPath Corporation to be held at Suite 300 – 505 Burrard Street, Vancouver, British Columbia, on September 20, 2018 at 2:00 PM Pacific Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Against	Withhold
01. Steven Bruk	☐	☐	☐
02. Chris Cooper	☐	☐	☐
03. Donovan Jones	☐	☐	☐
04. Bruce Joyce	☐	☐	☐
05. Owen Matthews	☐	☐	☐
06. Terence Matthews	☐	☐	☐
07. Larry Timlick	☐	☐	☐

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	For	Against	Abstain
2. Appointment of Auditors To ratify the selection of BDO Canada LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm for the ensuing year and authorizing the board of directors to fix its remuneration.	☐	☐	☐
3. Amendment of the Employee Share Purchase Plan To approve, ratify and confirm certain amendments to the Employee Share Purchase Plan, as further set out in the accompanying Proxy Statement.	☐	☐	☐
4. Increase in Number of Shares of Common Stock Issuable Under the Stock Option Plan To approve, ratify and confirm the increase in the number of shares issuable under the Company's Amended 2010 Stock Option Plan by 200,000 shares.	☐	☐	☐
5. Increase in Number of Shares of Common Stock Issuable Under the DSUP To approve, ratify and confirm the increase in the number of shares issuable under the Company's Deferred Share Unit Plan by 200,000 shares.	☐	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

MM / DD / YY

LJBQ 259596 AR0

01FK6C

COUNTERPATH

Computershare

Please return completed form to:
Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1

☐ **Interim Financial Statements**
Mark this box if you would like to receive Interim Financial Statements by mail.

☐ **Annual Financial Statements**
Mark this box if you would like to receive the Annual Financial Statements by mail.

Financial Statements Request Form

Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist.

Alternatively, you may choose to access the report(s) online at www.sedar.com.

Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy.

Please place my name on your financial statements mailing list.

Name

Apt | Street Number | Street Name

City | Prov. / State | Postal Code / Zip Code

LJBQ 51ETNN

51ETNN01

LJBQ.BEN_IA.E.24077.OUTSOURCED/000001/000001/i